      As filed with the Securities and Exchange Commission on July 1, 1997


                                         1933 Act Registration No. 2-98149
                                         1940 Act Registration No. 811-4312

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment No. __ [_]

                       Post-Effective Amendment No. 25 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 25


                          PAINEWEBBER MUTUAL FUND TRUST
               (Exact name of registrant as specified in charter)

                           1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, Esq.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, Esq.
                            BENJAMIN J. HASKIN, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

        It is proposed that this filing will become effective:

[_____] Immediately upon filing pursuant to Rule 485(b)

[  X  ] On July 1, 1997 pursuant to Rule 485(b)

[_____] 60 days after filing pursuant to Rule 485(a)(i)
[_____] On _________________ pursuant to Rule 485(a)(i)
[_____] 75 days after filing pursuant to Rule 485(a)(ii)
[_____] On _________________ pursuant to Rule 485(a)(ii)

Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and has filed the notice required by such Rule for its most recent fiscal year on April 25, 1997.

                          PaineWebber Mutual Fund Trust

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Table of Contents

Cross Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                   PaineWebber California Tax-Free Income Fund
                    PaineWebber National Tax-Free Income Fund

                         Form N-1A Cross Reference Sheet

       Part A Item No. and Caption             Prospectus Caption
       ---------------------------             ------------------
1.     Cover Page                              Cover Page

2.     Synopsis                                The Funds at a Glance; Expense Table

3.     Condensed Financial Information         Financial Highlights; Performance

4.     General Description of Registrant       The Funds at a Glance; Investment
                                               Objectives & Policies; Investment
                                               Philosophy & Process; The Funds'
                                               Investments; General Information

5.     Management of the Fund                  Management; General Information

5A.    Management's Discussion of Fund         Financial Highlights
       Performance

6.     Capital Stock and Other Securities      Cover Page; Flexible Pricing; Dividends &
                                               Taxes; General Information

7.     Purchase of Securities Being Offered    Flexible Pricing; How to Buy Shares;
                                               Other Services; Determining the Shares'
                                               Net Asset Value

8.     Redemption or Repurchase                How to Sell Shares; Other Services

9.     Pending Legal Proceedings               Not Applicable

       Part B Item No.                         Statement of Additional
       and Caption                             Information Caption
       ---------------                         -----------------------
10.    Cover Page                              Cover Page

11.    Table of Contents                       Table of Contents

12.    General Information and History         Other Information

13.    Investment Objective and Policies       Investment Policies and Restrictions;
                                               Hedging and Other Strategies Using
                                               Derivative Contracts; Portfolio
                                               Transactions

14.    Management of the Fund                  Trustees and Officers; Principal Holders
                                               of Securities

15.    Control Persons and Principal Holders   Trustees and Officers; Principal Holders
       of Securities                           of Securities

16.    Investment Advisory and Other Services  Investment Advisory and Distribution
                                               Arrangements; Other Information

17.    Brokerage Allocation                    Portfolio Transactions




       Part B Item No.                         Statement of Additional
       and Caption                             Information Caption
       --------------                          ------------------------
18.    Capital Stock and Other Securities      Conversion of Class B Shares; Other
                                               Information

19.    Purchase, Redemption and Pricing of     Reduced Sales Charges, Additional
       Securities Being Offered                Exchange and Redemption Information and
                                               Other Services; Valuation of Shares

20.    Tax Status                              Taxes

21.    Underwriters                            Investment Advisory and Distribution
                                               Arrangements

22.    Calculation of Performance Data         Performance Information

23.    Financial Statements                    Financial Statements



Part C
------
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                         ------------------------------
                  PaineWebber California Tax-Free Income Fund
                   PaineWebber National Tax-Free Income Fund
                     PaineWebber Municipal High Income Fund
                   PaineWebber New York Tax-Free Income Fund
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                          PROSPECTUS  --  JULY 1, 1997
--------------------------------------------------------------------------------


PaineWebber Tax-Free Bond Funds are designed for investors generally seeking high current income exempt from federal income tax and, in some cases, certain state personal income taxes. PaineWebber California Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of California, its municipalities and public authorities. PaineWebber National Tax-Free Income Fund invests primarily in investment grade bonds issued by various states, municipalities and public authorities. PaineWebber Municipal High Income Fund invests primarily in high yield, high risk, medium and lower grade bonds issued by various states, municipalities and public authorities. PaineWebber New York Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of New York, its municipalities and public authorities.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

A Statement of Additional Information dated July 1, 1997 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------


THE PAINEWEBBER FAMILY OF MUTUAL FUNDS


     The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds in this Prospectus are in the TAX-FREE BOND category.


    MONEY MARKET FUND for income and stability by investing in high-quality, short-term investments.

    BOND FUNDS for income by investing mainly in bonds.


    TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income tax, by investing in municipal bonds.


    ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.

    STOCK FUNDS for long-term growth by investing mainly in equity securities.

    GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.

A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------


INVESTORS SHOULD RELY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                            CRIMINAL OFFENSE.


PAINEWEBBER MUNICIPAL HIGH INCOME FUND MAY INVEST PREDOMINANTLY, AND EACH OTHER FUND MAY INVEST UP TO 35% OF ITS NET ASSETS, IN LOWER RATED MUNICIPAL OBLIGATIONS, COMMONLY REFERRED TO AS MUNICIPAL 'JUNK BONDS.' MUNICIPAL OBLIGATIONS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS.


                                ----------------
--------------------------------------------------------------------------------
                               Prospectus Page 1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                     Page
                                                                                    -----

The Funds at a Glance............................................................       3

Expense Table....................................................................       6

Financial Highlights.............................................................      10

Investment Objectives & Policies.................................................      18

Investment Philosophy & Process..................................................      19

Performance......................................................................      20

The Funds' Investments...........................................................      24

Flexible PricingSM...............................................................      30

How to Buy Shares................................................................      33

How to Sell Shares...............................................................      35

Other Services...................................................................      36

Management.......................................................................      36

Determining the Shares' Net Asset Value..........................................      39

Dividends & Taxes................................................................      39

General Information..............................................................      41

Appendix.........................................................................      43

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                             THE FUNDS  AT A GLANCE
--------------------------------------------------------------------------------


The Funds (each a 'Fund') offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. The Funds are not suitable for tax-exempt institutions or qualified retirement plans because those investors cannot take advantage of the tax-exempt character of the Funds' dividends. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.


CALIFORNIA TAX-FREE INCOME FUND

GOAL: Current income that is exempt from federal income tax and California personal income tax.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards.

WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax and California personal income tax.


SIZE: On May 31, 1997, the Fund had over $155.1 million in assets.


NATIONAL TAX-FREE INCOME FUND

GOAL:  Current income that is exempt from federal income tax.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards.

WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax.


SIZE:  On May 31, 1997, the Fund had over $334 million in assets.


MUNICIPAL HIGH INCOME FUND

GOAL: Current income that is exempt from federal income tax by investing primarily in high yield, high risk medium and lower grade municipal securities.

INVESTMENT OBJECTIVE:  High current income exempt from federal income tax.


WHO SHOULD INVEST: Investors seeking high current income that is exempt from federal income tax and who can assume the greater risks associated with the types of securities in which the Fund invests.



SIZE:  On May 31, 1997, the Fund had over $87 million in assets.


NEW YORK TAX-FREE INCOME FUND

GOAL: Current income that is exempt from federal income tax and New York State and New York City personal income taxes.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax and from New York State and New York City personal income taxes.

WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax and New York State and New York City personal income tax.


SIZE:  On May 31, 1997, the Fund had over $43.9 million in assets.


RISKS

Investors may lose money by investing in the Funds; your investment is not guaranteed.


INTEREST RATE RISK. The municipal bonds in which each Fund invests are subject to interest rate risk, which means that their values and, therefore, the net asset value of the Fund may be expected to fall when interest rates rise. Each Fund attempts to reduce this risk through diversification, credit analysis and attention to interest rate trends and other factors. However, efforts to limit this risk may not be successful.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOMEFUND

CREDIT RISK. The value of the municipal securities in which each Fund invests may be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.


QUALITY RISK. Below investment grade municipal securities in which Municipal Income Fund may invest without limit are considered predominately speculative and involve major risk exposure to adverse conditions. California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund may each invest up to 35% of its net assets in these types of municipal securities. Some lower-tier investment grade municipal securities also have speculative characteristics.


MARKET RISK. During periods of market uncertainty, the values of municipal securities can become volatile.


CALIFORNIA OBLIGATIONS. The concentration of California Tax-Free Income Fund's investments in securities issued by the State of California, its municipalities and public authorities may subject the Fund to greater risks than a fund that has a broad range of investments. The State of California and many of its agencies and local governments have been experiencing, and continue to experience, financial difficulties, and the credit standings of California and certain local governments have been, and could be further, reduced.



NEW YORK OBLIGATIONS. The concentration of New York Tax-Free Income Fund's investments in securities issued by the State of New York, its municipalities and public authorities may subject the Fund to greater risks than a fund that has a broad range of investments. The State of New York and many of its agencies and local governments (including New York City) have been experiencing, and continue to experience, financial difficulties and the credit standings of New York, and certain local governments have been, and could be further, reduced.


DERIVATIVES. Each Fund may use derivatives, such as options and futures in its investment activities, each of which involve special risks.

MANAGEMENT


Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of each Fund.


MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum sales charge is 4% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a 'contingent deferred sales charge' and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 0.75% is charged on shares sold within one year

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOMEFUND

of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES


Class Y shares are currently offered only to limited groups of investors. See 'How to Buy Shares.' Eligible investors may purchase Class Y shares of the Funds as follows:


The price is the net asset value calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order.

Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a redemption fee or contingent deferred sales charge when they sell Class Y shares.

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------


The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year.


SHAREHOLDER TRANSACTION EXPENSES


                                                                           CLASS A    CLASS B    CLASS C    CLASS Y(1)(2)
                                                                           -------    -------    -------    -------------
Maximum sales charge on purchases of shares (as a % of offering
  price)................................................................        4%       None       None             None
Sales charge on reinvested dividends (as a % of offering price).........      None       None       None             None
Maximum contingent deferred sales charge (as a % of offering price or
  net asset value at the time of sale, whichever is less)...............      None         5%      0.75%             None
Exchange fee............................................................      None       None       None             None
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
CALIFORNIA TAX-FREE INCOME FUND
Management fees.........................................................     0.50%      0.50%      0.50%         0.50%
12b-1 fees..............................................................     0.25       1.00       0.75           None
Other expenses..........................................................     0.22       0.24       0.24          0.22
                                                                           -------    -------    -------       ------
Total operating expenses................................................     0.97%      1.74%      1.49%         0.72%
                                                                           -------    -------    -------       ------
                                                                           -------    -------    -------       ------
NATIONAL TAX-FREE INCOME FUND
Management fees.........................................................     0.50%      0.50%      0.50%         0.50%
12b-1 fees..............................................................     0.25       1.00       0.75           None
Other expenses..........................................................     0.16       0.17       0.17          0.15
                                                                           -------    -------    -------       ------
Total operating expenses................................................     0.91%      1.67%      1.42%         0.65%
                                                                           -------    -------    -------       ------
                                                                           -------    -------    -------       ------
MUNICIPAL HIGH INCOME FUND
Management fees.........................................................     0.60%      0.60%      0.60%         0.60%
12b-1 fees..............................................................     0.25       1.00       0.75           None
Other expenses..........................................................     0.30       0.30       0.31          0.30
                                                                           -------    -------    -------       ------
Total operating expenses................................................     1.15%      1.90%      1.66%         0.90%
                                                                           -------    -------    -------       ------
                                                                           -------    -------    -------       ------
NEW YORK TAX-FREE INCOME FUND(3)
Management fees.........................................................     0.60%      0.60%      0.60%         0.60%
12b-1 fees..............................................................     0.25       1.00       0.75           None
Other expenses..........................................................     0.65       0.67       0.69          0.65
                                                                           -------    -------    -------       ------
Total operating expenses................................................     1.50%      2.27%      2.04%         1.25%
                                                                           -------    -------    -------       ------
                                                                           -------    -------    -------       ------


------------

(1) Class Y shares may be purchased by participants in the INSIGHT Investment Advisory Program ('INSIGHT') sponsored by PaineWebber, when purchased through that program. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT (generally charged quarterly in advance), which may be charged to the INSIGHT participant's PaineWebber account. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares of the Fund.



(2) For the fiscal year ended February 28, 1997, California Tax-Free Income Fund, Municipal High Income Fund and New York Tax-Free Income Fund had no Class Y shares outstanding; therefore, 'Other Expenses' and 'Total Operating Expenses' have been estimated.



(3) All expenses for New York Tax-Free Income Fund are those that would have been experienced by the Fund for the fiscal year ended February 28, 1997 had Mitchell Hutchins and PaineWebber not waived a portion of their fees.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------


CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
CLASS C SHARES: If an investor sells these shares within one year after purchase, a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees.


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                                                    CLASS A    CLASS B    CLASS C    CLASS Y
                                                                                    -------    -------    -------    -------

12b-1 service fees...............................................................     0.25%      0.25%      0.25%      None
12b-1 distribution fees..........................................................     0.00       0.75       0.50       None

For more information, see 'Management' and 'Flexible Pricing'sm'.'

                      EXAMPLES OF EFFECT OF FUND EXPENSES


The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.



An investor would, directly or indirectly, pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return:



                                                                           ONE YEAR   THREE YEARS   FIVE YEARS     TEN YEARS
                                                                           --------   -----------   -----------   -----------

CALIFORNIA TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 50        $  70         $  91         $ 154
Class B (Assuming sale of all shares at end of period)...................    $ 68        $  85         $ 114         $ 166
Class B (Assuming no sale of shares).....................................    $ 18        $  55         $  94         $ 166
Class C (Assuming sale of all shares at end of period)...................    $ 23        $  47         $  81         $ 178
Class C (Assuming no sale of shares).....................................    $ 15        $  47         $  81         $ 178
Class Y..................................................................    $  7        $  23         $  40         $  89


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------


                                                                           ONE YEAR   THREE YEARS   FIVE YEARS     TEN YEARS
                                                                           --------   -----------   -----------   -----------
NATIONAL TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 49        $  68         $  88         $ 147
Class B (Assuming sale of all shares at end of period)...................    $ 67        $  83         $ 111         $ 159
Class B (Assuming no sale of shares).....................................    $ 17        $  53         $  91         $ 159
Class C (Assuming sale of all shares at end of period)...................    $ 22        $  45         $  78         $ 170
Class C (Assuming no sale of shares).....................................    $ 14        $  45         $  78         $ 170
Class Y..................................................................    $  7        $  21         $  36         $  81

MUNICIPAL HIGH INCOME FUND
EXAMPLE
Class A..................................................................    $ 51        $  75         $ 101         $ 174
Class B (Assuming sale of all shares at end of period)...................    $ 69        $  90         $ 123         $ 185
Class B (Assuming no sale of shares).....................................    $ 19        $  60         $ 103         $ 185
Class C (Assuming sale of all shares at end of period)...................    $ 24        $  52         $  90         $ 197
Class C (Assuming no sale of shares).....................................    $ 17        $  52         $  90         $ 197
Class Y..................................................................    $  9        $  29         $  50         $ 111



NEW YORK TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 55        $  86         $ 119         $ 212
Class B (Assuming sale of all shares at end of period)...................    $ 73        $ 101         $ 142         $ 223
Class B (Assuming no sale of shares).....................................    $ 23        $  71         $ 122         $ 223
Class C (Assuming sale of all shares at end of period)...................    $ 28        $  64         $ 110         $ 237
Class C (Assuming no sale of shares).....................................    $ 21        $  64         $ 110         $ 237
Class Y..................................................................    $ 12        $  40         $  69         $ 151

ASSUMPTIONS MADE IN THE EXAMPLES
  ALL CLASSES: Reinvestment of all dividends and distributions; percentage amounts listed under 'Annual Fund Operating
  Expenses' remain the same for years shown.
  CLASS A SHARES: Deduction of the maximum 4% initial sales charge at the time of purchase.
  CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of redemption, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.

CLASS C SHARES: Deduction of a 0.75% contingent deferred sales charge for sales of shares within one year of purchase.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 8

                      [This page intentionally left blank]

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND


The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the four fiscal years in the period ended February 28, 1997, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended November 30, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified. The Fund had no Class Y shares outstanding during the periods shown.


                                               CALIFORNIA TAX-FREE INCOME FUND
                            ---------------------------------------------------------------------
                                                           CLASS A
                            ---------------------------------------------------------------------
                                                                                       FOR THE
                              FOR THE         FOR THE          FOR THE YEARS            THREE
                                YEAR            YEAR               ENDED                MONTHS
                               ENDED           ENDED            FEBRUARY 28,            ENDED
                            FEBRUARY 28,    FEBRUARY 29,    --------------------     FEBRUARY 28,
                                1997            1996          1995        1994           1993
                            ------------    ------------    --------    --------     ------------
Net asset value,
 beginning of period.....     $    11.02      $    10.68    $  11.41    $  11.80       $  11.39
                            ------------    ------------    --------    --------     ------------
Net investment income....           0.52            0.57        0.58        0.60           0.16
Net realized and
 unrealized gains
 (losses) from
 investments.............          (0.11)           0.34       (0.63)      (0.08)          0.58
                            ------------    ------------    --------    --------     ------------
Net increase (decrease)
 from investment
 operations..............           0.41            0.91       (0.05)       0.52           0.74
                            ------------    ------------    --------    --------     ------------
Dividends from net
 investment income.......          (0.52)          (0.57)      (0.58)      (0.60)         (0.16)
Distributions from net
 realized gains from
 investment
 transactions............        --              --            (0.10)      (0.31)         (0.17)
                            ------------    ------------    --------    --------     ------------
Total dividends and
 distributions to
 shareholders............          (0.52)          (0.57)      (0.68)      (0.91)         (0.33)
                            ------------    ------------    --------    --------     ------------
Net asset value, end of
 period..................     $    10.91      $    11.02    $  10.68    $  11.41       $  11.80
                            ------------    ------------    --------    --------     ------------
                            ------------    ------------    --------    --------     ------------
Total investment
 return (1)..............           3.92%           8.68%      (0.18)%      4.46%          6.52%
                            ------------    ------------    --------    --------     ------------
                            ------------    ------------    --------    --------     ------------
Ratios/Supplemental data:
   Net assets, end of
     period (000's)......     $  127,040      $  151,684    $178,234    $227,179       $247,025
   Expenses to average
     net assets..........           0.97%           0.94%       0.88%       0.90%          0.99%*
   Net investment income
     to average net
     assets..............           4.85%           5.21%       5.55%       5.10%          5.61%*
   Portfolio turnover
     rate................             73%             32%         11%         37%             3%

                                               CALIFORNIA TAX-FREE INCOME FUND
                            ---------------------------------------------------------------------
                                                           CLASS A
                            ---------------------------------------------------------------------

                                          FOR THE YEARS ENDED NOVEMBER 30,
                         -------------------------------------------------------------------
                           1992       1991        1990        1989        1988        1987
                         --------   --------    --------    --------    --------    --------
Net asset value,
 beginning of period.....   11.13   $  10.94    $  10.95    $  10.67    $  10.40    $  11.23
                         --------   --------    --------    --------    --------    --------
Net investment income....    0.66       0.71        0.78        0.74        0.75        0.75
Net realized and
 unrealized gains
 (losses) from
 investments.............    0.29       0.22       (0.01)       0.28        0.27       (0.83)
                         --------   --------    --------    --------    --------    --------
Net increase (decrease)
 from investment
 operations..............    0.95       0.93        0.77        1.02        1.02       (0.08)
                         --------   --------    --------    --------    --------    --------
Dividends from net
 investment income.......   (0.66)     (0.71)      (0.78)      (0.74)      (0.75)      (0.75)
Distributions from net
 realized gains from
 investment
 transactions............   (0.03)     (0.03)      --          --          --          --
                         --------   --------    --------    --------    --------    --------
Total dividends and
 distributions to
 shareholders............   (0.69)     (0.74)      (0.78)      (0.74)      (0.75)      (0.75)
                         --------   --------    --------    --------    --------    --------
Net asset value, end of
 period..................$  11.39   $  11.13    $  10.94    $  10.95    $  10.67    $  10.40
                         --------   --------    --------    --------    --------    --------
                         --------   --------    --------    --------    --------    --------
Total investment
 return (1)..............    8.73%      8.84%       6.89%       9.85%      10.02%      (0.74)%
                         --------   --------    --------    --------    --------    --------
                         --------   --------    --------    --------    --------    --------
Ratios/Supplemental data:
   Net assets, end of
     period (000's)......$239,851   $231,987    $211,701    $200,398    $163,651    $158,272
   Expenses to average
     net assets..........    0.93%      0.83%       0.68%       0.76%       0.73%       0.71%
   Net investment income
     to average net
     assets..............    5.80%      6.46%       6.78%       6.82%       6.98%       6.96%
   Portfolio turnover
     rate................      25%         2%         23%          4%          8%         10%


------------


`D'  Commencement of issuance of shares


*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.




                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                  CALIFORNIA TAX-FREE INCOME FUND
    --------------------------------------------------------------------------------------------
                                              CLASS B
    --------------------------------------------------------------------------------------------
                                                                                      FOR THE
                                                        FOR THE                        PERIOD
      FOR THE        FOR THE        FOR THE YEARS        THREE         FOR THE        JULY 1,
        YEAR           YEAR             ENDED            MONTHS          YEAR         1991`D'
       ENDED          ENDED         FEBRUARY 28,         ENDED          ENDED         THROUGH
    FEBRUARY 28,   FEBRUARY 29,   -----------------   FEBRUARY 28,   NOVEMBER 30,   NOVEMBER 30,
        1997           1996        1995      1994         1993           1992           1991
    ------------   ------------   -------   -------   ------------   ------------   ------------
      $  11.03       $  10.69     $ 11.41   $ 11.81     $  11.39       $  11.14       $  10.95
        ------         ------     -------   -------       ------         ------         ------
          0.44           0.48        0.50      0.51         0.14           0.57           0.25
         (0.11)          0.34       (0.62)    (0.09)        0.59           0.28           0.19
        ------         ------     -------   -------       ------         ------         ------
          0.33           0.82       (0.12)     0.42         0.73           0.85           0.44
        ------         ------     -------   -------       ------         ------         ------
         (0.44)         (0.48)      (0.50)    (0.51)       (0.14)         (0.57)         (0.25)
        --             --           (0.10)    (0.31)       (0.17)         (0.03)        --
        ------         ------     -------   -------       ------         ------         ------
         (0.44)         (0.48)      (0.60)    (0.82)       (0.31)         (0.60)         (0.25)
        ------         ------     -------   -------       ------         ------         ------
      $  10.92       $  11.03     $ 10.69   $ 11.41     $  11.81       $  11.39       $  11.14
        ------         ------     -------   -------       ------         ------         ------
        ------         ------     -------   -------       ------         ------         ------
          3.14%          7.86%      (0.85)%    3.56%        6.50%          7.80%          3.69%
        ------         ------     -------   -------       ------         ------         ------
        ------         ------     -------   -------       ------         ------         ------
      $ 20,943       $ 27,175     $33,007   $41,979     $ 36,693       $ 30,205       $ 10,743
          1.74%          1.70%       1.64%     1.65%        1.74%*         1.68%          1.62%*
          4.08%          4.45%       4.78%     4.32%        4.81%*         4.91%          5.02%*
            73%            32%         11%       37%           3%            25%             2%

                                  CALIFORNIA TAX-FREE INCOME FUND
    -------------------------------------------------------------------------
                                     CLASS C
  ---------------------------------------------------------------------------
                                                                   FOR THE
    FOR THE                        FOR THE          FOR THE         PERIOD
     YEAR        FOR THE            YEARS            THREE         JULY 2,
     ENDED         YEAR             ENDED            MONTHS        1992`D'
   FEBRUARY       ENDED         FEBRUARY 28,         ENDED         THROUGH
      28,      FEBRUARY 29,   -----------------   FEBRUARY 28,   NOVEMBER 30,
     1997          1996        1995      1994         1993           1992
  -----------  ------------   -------   -------   ------------   ------------
  $    11.02     $  10.67     $ 11.40   $ 11.79     $  11.38       $  11.41
  -----------      ------     -------   -------       ------         ------
        0.47         0.51        0.53      0.54         0.14           0.21
       (0.12)        0.35       (0.63)    (0.08)        0.58          (0.03)
  -----------      ------     -------   -------       ------         ------
        0.35         0.86       (0.10)     0.46         0.72           0.18
  -----------      ------     -------   -------       ------         ------
       (0.47)       (0.51)      (0.53)    (0.54)       (0.14)         (0.21)
      --           --           (0.10)    (0.31)       (0.17)        --
  -----------      ------     -------   -------       ------         ------
       (0.47)       (0.51)      (0.63)    (0.85)       (0.31)         (0.21)
  -----------      ------     -------   -------       ------         ------
  $    10.90     $  11.02     $ 10.67   $ 11.40     $  11.79       $  11.38
  -----------      ------     -------   -------       ------         ------
  -----------      ------     -------   -------       ------         ------
        3.30%        8.22%      (0.70)%    3.91%        6.49%          1.28%
  -----------      ------     -------   -------       ------         ------
  -----------      ------     -------   -------       ------         ------
  $   17,624     $ 22,155     $28,217   $53,874     $ 39,029       $ 30,141
        1.49%        1.46%       1.40%     1.39%        1.48%*         1.39%*
        4.34%        4.69%       5.05%     4.55%        5.06%*         4.79%*
          73%          32%         11%       37%           3%            25%


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

NATIONAL TAX-FREE INCOME FUND


The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the four fiscal years in the period ended February 28, 1997, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended November 30, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.


                                               NATIONAL TAX-FREE INCOME FUND
                           ----------------------------------------------------------------------
                                                          CLASS A
                           ----------------------------------------------------------------------
                                                                                       FOR THE
                                            FOR THE YEARS ENDED                         THREE
                           ------------------------------------------------------       MONTHS
                                                                 FEBRUARY 28,           ENDED
                           FEBRUARY 28,    FEBRUARY 29,      --------------------    FEBRUARY 28,
                               1997            1996            1995        1994          1993
                           ------------    ------------      --------    --------    ------------
Net asset value,
 beginning of period.....    $  11.64        $  11.26        $  12.00    $  12.09      $  11.67
                           ------------    ------------      --------    --------    ------------
Net investment income....        0.55            0.58            0.63        0.64          0.17
Net realized and
 unrealized gains
 (losses) from
 investments.............       (0.09)           0.39           (0.73)       0.03          0.55
                           ------------    ------------      --------    --------    ------------
Net increase (decrease)
 from investment
 operations..............        0.46            0.97           (0.10)       0.67          0.72
                           ------------    ------------      --------    --------    ------------
Dividends from net
 investment income.......       (0.55)          (0.59)          (0.63)      (0.64)        (0.17)
Distributions from net
 realized gains from
 investment
 transactions............          --              --           (0.01)      (0.12)        (0.13)
                           ------------    ------------      --------    --------    ------------
Total dividends and
 distributions to
 shareholders............       (0.55)          (0.59)          (0.64)      (0.76)        (0.30)
                           ------------    ------------      --------    --------    ------------
Net asset value, end of
 period..................    $  11.55        $  11.64        $  11.26    $  12.00      $  12.09
                           ------------    ------------      --------    --------    ------------
                           ------------    ------------      --------    --------    ------------
Total investment return
 (1).....................        4.14%           8.75%          (0.63)%      5.65%         6.31%
                           ------------    ------------      --------    --------    ------------
                           ------------    ------------      --------    --------    ------------
Ratios/Supplemental data:
   Net assets, end of
    period (000's).......    $263,425        $315,899        $346,579    $432,825      $419,596
   Expenses to average
    net assets...........        0.91%           0.93%(2)       0.88%        0.89%         0.88%*
   Net investment income
    to average net
    assets...............        4.85%           5.06%(2)       5.62%        5.28%         5.86%*
   Portfolio turnover
    rate.................          81%             74%            60%          16%            5%

                                               NATIONAL TAX-FREE INCOME FUND
                           -------------------------------------------------------------------
                                                          CLASS A
                           -------------------------------------------------------------------

                                           FOR THE YEARS ENDED NOVEMBER 30,
                         ---------------------------------------------------------------------
                           1992       1991        1990        1989        1988          1987
                         --------   --------    --------    --------    --------      --------
Net asset value,
 beginning of period.....$  11.40   $  11.20    $  11.21    $  10.98    $  10.64      $  11.48
                         --------   --------    --------    --------    --------      --------
Net investment income....    0.71       0.76        0.78        0.81        0.79          0.78
Net realized and
 unrealized gains
 (losses) from
 investments.............    0.31       0.20       (0.01)       0.23        0.34         (0.84)
                         --------   --------    --------    --------    --------      --------
Net increase (decrease)
 from investment
 operations..............    1.02       0.96        0.77        1.04        1.13         (0.06)
                         --------   --------    --------    --------    --------      --------
Dividends from net
 investment income.......   (0.71)     (0.76)      (0.78)      (0.81)      (0.79)        (0.78)
Distributions from net
 realized gains from
 investment
 transactions............   (0.04)        --          --          --          --            --
                         --------   --------    --------    --------    --------      --------
Total dividends and
 distributions to
 shareholders............   (0.75)     (0.76)      (0.78)      (0.81)      (0.79)        (0.78)
                         --------   --------    --------    --------    --------      --------
Net asset value, end of
 period..................$  11.67   $  11.40    $  11.20    $  11.21    $  10.98      $  10.64
                         --------   --------    --------    --------    --------      --------
                         --------   --------    --------    --------    --------      --------
Total investment return
 (1).....................    9.21%      8.85%       7.17%       9.77%      10.85%        (0.50)%
                         --------   --------    --------    --------    --------      --------
                         --------   --------    --------    --------    --------      --------
Ratios/Supplemental data:
   Net assets, end of
    period (000's).......$396,587   $366,300    $343,539    $333,314    $307,954      $322,325
   Expenses to average
    net assets...........    0.91%      0.83%       0.69%       0.62%       0.75%        0.78%
   Net investment income
    to average net
    assets...............    6.13%      6.66%       7.08%       7.32%       7.14%        7.07%
   Portfolio turnover
    rate.................      21%        27%         24%         11%          1%          16%


------------


`D'  Commencement of issuance of shares


*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class (other than Class Y) would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.



(2) These ratios include non-recurring acquisition expenses of 0.03%.




                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                  (Concluded)
--------------------------------------------------------------------------------

                                NATIONAL TAX-FREE INCOME FUND
----------------------------------------------------------------------------------------------
                                           CLASS B
----------------------------------------------------------------------------------------------
                                                                                    FOR THE
                                                       FOR THE                       PERIOD
               FOR THE YEARS ENDED                      THREE         FOR THE       JULY 1,
-------------------------------------------------       MONTHS          YEAR        1991`D'
                                  FEBRUARY 28,          ENDED          ENDED        THROUGH
FEBRUARY 28,   FEBRUARY 29,    ------------------    FEBRUARY 28,   NOVEMBER 30,  NOVEMBER 30,
    1997           1996         1995       1994          1993           1992          1991
------------   ------------    -------    -------    ------------   ------------  ------------
$     11.64      $  11.26      $ 11.99    $ 12.08      $  11.67       $  11.40       $11.19
     ------        ------      -------    -------        ------         ------        -----
       0.46          0.49         0.54       0.55          0.15           0.62         0.27
      (0.09 )        0.39        (0.72)      0.03          0.54           0.31         0.21
     ------        ------      -------    -------        ------         ------        -----
       0.37          0.88        (0.18)      0.58          0.69           0.93         0.48
     ------        ------      -------    -------        ------         ------        -----
      (0.46 )       (0.50)       (0.54)     (0.55)        (0.15)         (0.62)       (0.27)
         --            --        (0.01)     (0.12)        (0.13)         (0.04)          --
     ------        ------      -------    -------        ------         ------        -----
      (0.46 )       (0.50)       (0.55)     (0.67)        (0.28)         (0.66)       (0.27)
     ------        ------      -------    -------        ------         ------        -----
$     11.55      $  11.64      $ 11.26    $ 11.99      $  12.08       $  11.67       $11.40
     ------        ------      -------    -------        ------         ------        -----
     ------        ------      -------    -------        ------         ------        -----
       3.35%         7.94%       (1.29%      4.87%         6.02%          8.36%        4.06%
     ------        ------      -------    -------        ------         ------        -----
     ------        ------      -------    -------        ------         ------        -----
$    40,949      $ 51,546      $58,958    $70,988      $ 50,064       $ 39,564       $8,620
       1.67%         1.68%(2)     1.64%      1.63%         1.63%*         1.65%        1.65%*
       4.09%         4.31%(2)     4.86%      4.50%         5.08%*         5.16%        5.26%*
         81%           74%          60%        16%            5%            21%          27%

                                       CLASS C                                                     CLASS Y
--------------------------------------------------------------------------------------    ---------------------------
                                                                         FOR THE
                                                         FOR THE          PERIOD                       FOR THE PERIOD
                FOR THE YEARS ENDED                       THREE          JULY 2,         FOR THE        NOVEMBER 3,
---------------------------------------------------       MONTHS         1992`D'           YEAR           1995`D'
                                   FEBRUARY 28,           ENDED         THROUGH          ENDED           THROUGH
FEBRUARY 28,  FEBRUARY 29,-------------------------    FEBRUARY 28,    NOVEMBER 30,    FEBRUARY 28,     FEBRUARY 29,
   1997          1996           1995        1994          1993            1992            1997             1996
------------------------  ------------     --------    -----------    ------------    ------------      --------------

$     11.64     $  11.26       $  12.00    $  12.09      $  11.67        $  11.71         $11.65           $11.62
     ------       ------       --------    --------        ------          ------          -----            -----
       0.49         0.52           0.57        0.58          0.15            0.23           0.58             0.19
      (0.09)        0.39          (0.73)       0.03          0.55           (0.04)         (0.10)            0.01
     ------       ------       --------    --------        ------          ------            -----          -----
       0.40         0.91          (0.16)       0.61          0.70            0.19           0.48             0.20
     ------       ------       --------    --------        ------          ------          -----            -----
      (0.49)      (0.53)         (0.57)      (0.58)        (0.15)          (0.23)         (0.58)           (0.17)
        --           --          (0.01)      (0.12)        (0.13)             --             --               --
     ------       ------       --------    --------        ------          ------          -----            -----
      (0.49)      (0.53)         (0.58)      (0.70)        (0.28)          (0.23)         (0.58)           (0.17)
     ------       ------       --------    --------        ------          ------          -----            -----
$     11.55     $  11.64       $  11.26    $  12.00      $  12.09        $  11.67         $11.55           $11.65
     ------       ------       --------    --------        ------          ------          -----            -----
     ------       ------       --------    --------        ------          ------          -----            -----
       3.61%        8.19%         (1.13)%      5.13%         6.18%           1.41%          4.32%            1.70%
     ------       ------       --------    --------        ------          ------          -----            -----
     ------       ------       --------    --------        ------          ------          -----            -----
$    59,652     $ 75,076       $101,642    $187,778      $138,989        $105,854         $  246           $  341
       1.42%        1.45%(2)       1.40%       1.37%         1.37%*          1.42%*         0.65%            0.64%(2)*
       4.34%        4.57%(2)       5.13%       4.75%         5.30%*          5.17%*         5.13%            5.19%(2)*
         81%          74%            60%         16%            5%             21%            81%              74%



                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

MUNICIPAL HIGH INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1997 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified. The Fund had no Class Y shares outstanding during the periods shown.


                                         MUNICIPAL HIGH INCOME FUND
                          ---------------------------------------------------------
                                                   CLASS A
                          ---------------------------------------------------------
                                             FOR THE YEARS ENDED
                          ---------------------------------------------------------
                                                               FEBRUARY 28,
                          FEBRUARY 28,   FEBRUARY 29,   ---------------------------
                              1997           1996        1995      1994      1993
                          ------------   ------------   -------   -------   -------
Net asset value,
 beginning of period.....   $  10.29       $   9.92     $ 10.77   $ 10.96   $ 10.29
                          ------------   ------------   -------   -------   -------
Net investment income....       0.56           0.62        0.59      0.61      0.67
Net realized and
 unrealized gains
 (losses) from
 investments.............       0.10           0.37       (0.82)     0.01      0.81
                          ------------   ------------   -------   -------   -------
Net increase (decrease)
 from investment
 operations..............       0.66           0.99       (0.23)     0.62      1.48
                          ------------   ------------   -------   -------   -------
Dividends from net
 investment income.......      (0.56)         (0.62)      (0.59)    (0.61)    (0.67)
Distributions from net
 realized gains from
 investment
 transactions............         --             --       (0.03)    (0.20)    (0.14)
                          ------------   ------------   -------   -------   -------
Total dividends and
 distributions to
 shareholders............      (0.56)         (0.62)      (0.62)    (0.81)    (0.81)
                          ------------   ------------   -------   -------   -------
Net asset value, end of
 period..................   $  10.39       $  10.29     $  9.92   $ 10.77   $ 10.96
                          ------------   ------------   -------   -------   -------
                          ------------   ------------   -------   -------   -------
Total investment
 return(1)...............       6.61%         10.18%      (2.03)%    5.77%    15.05%
                          ------------   ------------   -------   -------   -------
                          ------------   ------------   -------   -------   -------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........   $ 52,593       $ 57,280     $63,287   $82,248   $82,251
 Expenses to average net
   assets, net of waivers
   from adviser..........       1.15%          1.10%       1.13%     1.03%     0.87%
 Expenses to average net
   assets, before waivers
   from adviser..........       1.15%          1.10%       1.13%     1.16%     1.29%
 Net investment income to
   average net assets,
   net of waivers from
   adviser...............       5.49%          5.94%       5.96%     5.52%     6.31%
 Net investment income to
   average net assets,
   before waivers from
   adviser...............       5.49%          5.94%       5.96%     5.39%     5.89%
 Portfolio turnover
   rate..................         64%            48%         28%       23%       10%

                                         MUNICIPAL HIGH INCOME FUND
                          ------------------------------------------------------------
                                                   CLASS A
                          ------------------------------------------------------------
                                             FOR THE YEARS ENDED
                          ------------------------------------------

                                                                        FOR THE PERIOD
                                              FEBRUARY 28,             JUNE 23, 1987`D'
                         FEBRUARY 29,  ---------------------------            TO
                             1992       1991      1990      1989       FEBRUARY 29, 1988
                         ------------  -------   -------   -------   ---------------------
Net asset value,
 beginning of period.....$      9.92   $ 10.00   $  9.91   $  9.80          $  9.58
                         ------------  -------   -------   -------          -------
Net investment income....       0.71      0.72      0.74      0.75             0.50
Net realized and
 unrealized gains
 (losses) from
 investments.............       0.44     (0.08)     0.09      0.11             0.22
                         ------------  -------   -------   -------          -------
Net increase (decrease)
 from investment
 operations..............       1.15      0.64      0.83      0.86             0.72
                         ------------  -------   -------   -------          -------
Dividends from net
 investment income.......      (0.71 )   (0.72)    (0.74)    (0.75)           (0.50)
Distributions from net
 realized gains from
 investment
 transactions............      (0.07 )      --        --        --               --
                         ------------  -------   -------   -------          -------
Total dividends and
 distributions to
 shareholders............      (0.78 )   (0.72)    (0.74)    (0.75)           (0.50)
                         ------------  -------   -------   -------          -------
Net asset value, end of
 period..................$     10.29   $  9.92   $ 10.00   $  9.91          $  9.80
                         ------------  -------   -------   -------          -------
                         ------------  -------   -------   -------          -------
Total investment
 return(1)...............      11.94%     6.69%     8.74%     9.11%            7.23%
                         ------------  -------   -------   -------          -------
                         ------------  -------   -------   -------          -------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........$    68,830   $62,559   $61,067   $54.512          $48,515
 Expenses to average net
   assets, net of waivers
   from adviser..........       0.75%     0.69%     0.65%     0.60%            0.12%*
 Expenses to average net
   assets, before waivers
   from adviser..........       1.25%     1.54%     1.49%     1.46%            1.40%*
 Net investment income to
   average net assets,
   net of waivers from
   adviser...............       6.99%     7.32%     7.35%     7.64%            7.63%*
 Net investment income to
   average net assets,
   before waivers from
   adviser...............       6.49%     6.47%     6.51%     6.78%            6.35%*
 Portfolio turnover
   rate..................         45%       20%       17%       14%               0%


------------

`D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.





                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                           MUNICIPAL HIGH INCOME FUND
  -----------------------------------------------------------------------------
                                     CLASS B
  -----------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                       FOR THE YEARS ENDED                          JULY 1,
  -------------------------------------------------------------     1991`D'
                                         FEBRUARY 28,               THROUGH
  FEBRUARY 28,   FEBRUARY 29,   -------------------------------   FEBRUARY 29,
      1997           1996        1995        1994        1993         1992
  ------------   ------------   -------     -------     -------  --------------
    $  10.29       $   9.92     $ 10.76     $ 10.96     $ 10.29     $  10.05
  ------------   ------------   -------     -------     -------      -------
        0.48           0.54        0.52        0.52        0.59         0.42
        0.10           0.37       (0.81)         --        0.81         0.31
  ------------   ------------   -------     -------     -------      -------
        0.58           0.91       (0.29)       0.52        1.40         0.73
  ------------   ------------   -------     -------     -------      -------
       (0.48)         (0.54)      (0.52)      (0.52)      (0.59)       (0.42)
          --             --       (0.03)      (0.20)      (0.14)       (0.07)
  ------------   ------------   -------     -------     -------      -------
       (0.48)         (0.54)      (0.55)      (0.72)      (0.73)       (0.49)
  ------------   ------------   -------     -------     -------      -------
    $  10.39       $  10.29     $  9.92     $ 10.76     $ 10.96     $  10.29
  ------------   ------------   -------     -------     -------      -------
  ------------   ------------   -------     -------     -------      -------
        5.82%          9.36%      (2.67)%      4.88%      14.81%        6.89%
  ------------   ------------   -------     -------     -------      -------
  ------------   ------------   -------     -------     -------      -------
    $ 19,427       $ 23,868     $25,823     $32,287     $22,922     $  8,176
        1.90%          1.85%       1.87%       1.79%       1.63%        1.50%*
        1.90%          1.85%       1.87%       1.90%       2.01%        1.98%*
        4.73%          5.19%       5.21%       4.72%       5.48%        5.80%*
        4.73%          5.19%       5.21%       4.61%       5.10%        5.32%*
          64%            48%         28%         23%         10%          46%

                           MUNICIPAL HIGH INCOME FUND
---------------------------------------------------------------------
                            CLASS C
  ------------------------------------------------------------
                                                FOR THE PERIOD
             FOR THE YEARS ENDED                   JULY 2,
  ------------------------------------------       1992`D'
  FEBRUARY                   FEBRUARY 28,          THROUGH
    28,      FEBRUARY 28,   ------------------     FEBRUARY 28,
   1997        1996        1995       1994           1993
  -------  ------------   -------    -------    --------------
  $10.29     $   9.92     $ 10.77    $ 10.96       $  10.50
  -------  ------------   -------    -------        -------
    0.51         0.56        0.55       0.55           0.36
    0.10         0.37       (0.82)      0.01           0.47
  -------  ------------   -------    -------        -------
    0.61         0.93       (0.27)      0.56           0.83
  -------  ------------   -------    -------        -------
   (0.51)       (0.56)      (0.55)     (0.55)         (0.36)
      --           --       (0.03)     (0.20)         (0.01)
  -------  ------------   -------    -------        -------
   (0.51)       (0.56)      (0.58)     (0.75)         (0.37)
  -------  ------------   -------    -------        -------
  $10.39     $  10.29     $  9.92    $ 10.77       $  10.96
  -------  ------------   -------    -------        -------
  -------  ------------   -------    -------        -------
    6.08%        9.64%      (2.51)%     5.24%          7.72%
  -------  ------------   -------    -------        -------
  -------  ------------   -------    -------        -------
  $16,967    $ 20,700     $23,158    $35,872       $ 21,638
     1.66%       1.60%       1.63%      1.54%          1.40%*
     1.66%       1.60%       1.63%      1.64%          1.69%*
     4.98%       5.45%       5.48%      4.95%          5.26%*
     4.98%       5.45%       5.48%      4.85%          4.97%*
       64%         48%         28%        23%            10%


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------


NEW YORK TAX-FREE INCOME FUND
The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1997 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1997 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified. The Fund had no Class Y shares outstanding during the periods shown.


                                          NEW YORK TAX-FREE INCOME FUND
                         ---------------------------------------------------------------
                                                     CLASS A
                         ---------------------------------------------------------------
                                               FOR THE YEARS ENDED
                         ---------------------------------------------------------------
                                                                   FEBRUARY 28,
                         FEBRUARY 28,    FEBRUARY 29,      -----------------------------
                             1997            1996           1995       1994       1993
                         ------------    ------------      -------    -------    -------

Net asset value,
 beginning of period.....   $  10.71       $  10.27        $ 11.03    $ 10.99    $ 10.12
                             ------          ------        -------    -------    -------
Net investment income....       0.51           0.54           0.54       0.57       0.63
Net realized and
 unrealized gains
 (losses) from
 investments.............      (0.05)          0.45          (0.66)      0.07       0.87
                             ------          ------        -------    -------    -------
Net increase (decrease)
 from investment
 operations..............       0.46           0.99          (0.12)      0.64       1.50
                             ------          ------        -------    -------    -------
Dividends from net
 investment income.......      (0.51)         (0.55)         (0.54)     (0.57)     (0.63)
Distributions from net
 realized gains from
 investment
 transactions............     --             --              (0.10)     (0.03)     --
                             ------          ------        -------    -------    -------
Total dividends and
 distributions to
 shareholders............      (0.51)         (0.55)         (0.64)     (0.60)     (0.63)
                             ------          ------        -------    -------    -------
Net asset value, end of
 period..................   $  10.66       $  10.71        $ 10.27    $ 11.03    $ 10.99
                             ------          ------        -------    -------    -------
                             ------          ------        -------    -------    -------
Total investment return
 (1).....................       4.49%          9.83%         (0.83)%     5.89%     15.44%
                             ------          ------        -------    -------    -------
                             ------          ------        -------    -------    -------

Ratios/Supplemental data:
Net assets, end of period
 (000's).................   $ 23,160       $ 28,734        $32,475    $45,033    $43,443
Expenses to average net
 assets, net of waivers
 and reimbursements from
 adviser.................       1.02%          1.02%          1.01%      0.75%      0.34%
Expenses to average net
 assets, before waivers
 and reimbursements from
 adviser.................       1.50%          1.15%          1.26%      1.25%      1.47%
Net investment income to
 average net assets, net
 of waivers and
 reimbursements from
 adviser.................       4.91%          5.11%          5.38%      5.13%      6.07%
Net investment income to
 average net assets,
 before waivers and
 reimbursements from
 adviser.................       4.42%          4.98%          5.13%      4.63%      4.94%
Portfolio turnover
 rate....................         40%            13%             6%         8%         6%

                                           NEW YORK TAX-FREE INCOME FUND
                         -----------------------------------------------------------
                                                     CLASS A
                         -----------------------------------------------------------

                                           FEBRUARY 28,          FOR THE PERIOD
                         FEBRUARY 29,   ------------------    SEPTEMBER 30, 1988`D'
                             1992        1991       1990      TO FEBRUARY 28, 1989
                         ------------   -------    -------    ---------------------
Net asset value,
 beginning of period..... $     9.76    $  9.72    $  9.59           $  9.60
                              ------    -------    -------            ------
Net investment income....       0.66       0.67       0.70              0.28
Net realized and
 unrealized gains
 (losses) from
 investments.............       0.36       0.04       0.13             (0.01)
                              ------    -------    -------            ------
Net increase (decrease)
 from investment
 operations..............       1.02       0.71       0.83              0.27
                              ------    -------    -------            ------
Dividends from net
 investment income.......      (0.66)     (0.67)     (0.70)            (0.28)
Distributions from net
 realized gains from
 investment
 transactions............    --           --         --             --
                              ------    -------    -------            ------
Total dividends and
 distributions to
 shareholders............      (0.66)     (0.67)     (0.70)            (0.28)
                              ------    -------    -------            ------
Net asset value, end of
 period.................. $    10.12    $  9.76    $  9.72           $  9.59
                              ------    -------    -------            ------
                              ------    -------    -------            ------
Total investment return
 (1).....................      10.80%      7.59%      8.94%             2.25%
                              ------    -------    -------            ------
                              ------    -------    -------            ------
Ratios/Supplemental data:
Net assets, end of period
 (000's)................. $   35,961    $30,173    $21,999           $11,222
Expenses to average net
 assets, net of waivers
 and reimbursements from
 adviser.................       0.25 %     0.21%      0.00%             0.00%*
Expenses to average net
 assets, before waivers
 and reimbursements from
 adviser.................       1.53 %     1.84%      2.20%             3.04%*
Net investment income to
 average net assets, net
 of waivers and
 reimbursements from
 adviser.................       6.65 %     6.93%      7.07%             6.96%*
Net investment income to
 average net assets,
 before waivers and
 reimbursements from
 adviser.................       5.37 %     5.30%      4.87%             3.92%*
Portfolio turnover
 rate....................          6 %        3%         0%             0.00%*


------------

`D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.




                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Concluded)

--------------------------------------------------------------------------------

                              NEW YORK TAX-FREE INCOME FUND
-----------------------------------------------------------------------------------------
                                         CLASS B
-----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED        FOR THE PERIOD
                                           -----------------------------      JULY 1,
      FOR THE YEAR         FOR THE YEAR                                       1991`D'
          ENDED               ENDED                FEBRUARY 28,               THROUGH
      FEBRUARY 28,         FEBRUARY 29,    -----------------------------    FEBRUARY 29,
          1997                 1996         1995       1994       1993          1992
-------------------------  ------------    -------    -------    -------   --------------

                $  10.71     $  10.27      $ 11.03    $ 10.98    $ 10.12       $ 9.81
                --------       ------      -------    -------    -------       ------
                    0.44         0.47         0.47       0.49       0.56         0.39
                   (0.06)        0.44        (0.66)      0.08       0.86         0.31
                --------       ------      -------    -------    -------       ------
                    0.38         0.91        (0.19)      0.57       1.42         0.70
                --------       ------      -------    -------    -------       ------
                   (0.44)       (0.47)       (0.47)     (0.49)     (0.56)       (0.39)
                    --           --          (0.10)     (0.03)     --            --
                --------       ------      -------    -------    -------       ------
                   (0.44)       (0.47)       (0.57)     (0.52)     (0.56)       (0.39)
                --------       ------      -------    -------    -------       ------
                $  10.65     $  10.71      $ 10.27    $ 11.03    $ 10.98       $10.12
                --------       ------      -------    -------    -------       ------
                --------       ------      -------    -------    -------       ------
                    3.62%        9.01%       (1.57)%     5.19%     14.35%        6.80%
                --------       ------      -------    -------    -------       ------
                --------       ------      -------    -------    -------       ------

                $  9,462     $ 11,862      $14,660    $19,193    $13,776       $6,026
                    1.76%        1.77%        1.76%      1.51%      1.10%        1.00%*
                    2.27%        1.89%        2.01%      1.99%      2.19%        2.20%*

                    4.16%        4.36%        4.63%      4.34%      5.22%        5.59%*

                    3.65%        4.24%        4.83%      3.86%      4.13%        4.39%*
                      40%          13%           6%         8%         6%           6%


                       NEW YORK TAX-FREE INCOME FUND
-----------------------------------------------------------------------
                                  CLASS C
-----------------------------------------------------------------------
                              FOR THE YEARS ENDED        FOR THE PERIOD
                     ---------------------------------      JULY 2,
     FOR THE YEAR     FOR THE YEAR                           1992`D'
         ENDED           ENDED         FEBRUARY 28,         THROUGH
      FEBRUARY 28,    FEBRUARY 29,    ----------------     FEBRUARY 28,
          1997           1996         1995      1994          1993
    -------------    -------------    ----------------    -----------
      $  10.71          $ 10.28       $ 11.03   $ 10.99      $  10.45
      --------          -------       -------   -------      --------
          0.46             0.49          0.49      0.51          0.36
         (0.05)            0.43         (0.65)     0.07          0.54
      --------          -------       -------   -------      --------
          0.41             0.92         (0.16)     0.58          0.90
      --------          -------       -------   -------      --------
         (0.46)           (0.49)        (0.49)    (0.51)        (0.36)
           --               --          (0.10)    (0.03)          --
      --------          -------       -------   -------      --------
         (0.46)           (0.49)        (0.59)    (0.54)        (0.36)
      --------          -------       -------   -------      --------
      $  10.66          $ 10.71       $ 10.28   $ 11.03      $  10.99
      --------          -------       -------   -------      --------
      --------          -------       -------   -------      --------
          3.98%            9.17%        (1.20)%    5.35%         8.38%
      --------          -------       -------   -------      --------
      --------          -------       -------   -------      --------
      $ 13,786          $17,849       $21,095   $38,165      $ 19,553
          1.52%            1.52%         1.52%     1.27%         0.90%*
          2.04%            1.64%         1.75%     1.72%         1.83%*
          4.41%            4.61%         4.89%     4.55%         5.04%*
          3.89%            4.50%         4.65%     4.10%         4.11%*
            40%              13%            6%        8%            6%


                             ---------------------
-----------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards of trustees.

CALIFORNIA TAX-FREE INCOME FUND


The investment objective of California Tax-Free Income Fund is to provide high current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest substantially all of its net assets in securities issued by the State of California, its municipalities, and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax ('California Obligations') and, except under unusual market conditions, the Fund invests at least 80% of its net assets in California Obligations that pay interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT exempt interest'). Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.


NATIONAL TAX-FREE INCOME FUND


The investment objective of National Tax-Free Income Fund is to provide high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest substantially all of its net assets in municipal securities with varying maturities. Except under unusual market conditions, the Fund invests at least 80% of its net assets in municipal securities that pay AMT exempt interest. Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.


MUNICIPAL HIGH INCOME FUND


The investment objective of Municipal High Income Fund is to provide high current income exempt from federal income tax. Except under unusual market conditions, the Fund invests at least 80% of its assets in municipal securities and may invest without limit in municipal securities that are below investment grade. The Fund also may invest without limit in municipal securities that pay interest that is not AMT exempt interest and does so when Mitchell Hutchins believes that such securities offer attractive yields relative to AMT exempt municipal obligations with similar credit and market characteristics and risks.


NEW YORK TAX-FREE INCOME FUND


The investment objective of New York Tax-Free Income Fund is to provide high current income exempt from federal income tax and from New York State and New York City personal income taxes. The Fund seeks to invest substantially all of its net assets in securities issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and New York State and New York City personal income taxes ('New York Obligations') and, except under unusual market conditions, invests at least 80% of its net assets in New York Obligations that pay AMT exempt interest. Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.


                                    * * * *

As with any mutual fund, there is no assurance that any of these Funds will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

                             ---------------------
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                               Prospectus Page 18

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                        INVESTMENT PHILOSOPHY & PROCESS
--------------------------------------------------------------------------------

In selecting municipal securities for the Funds that will provide investors with high current income exempt from federal and/or state income tax, Mitchell Hutchins relies on the expertise of its team of analysts and portfolio managers.

The Municipal Investment Team's investment process for each Fund employs a 'top-down' investment process. This process consists of analyzing three fundamental factors: to determine duration, sector and security. Duration is set based on the direction of interest rates and the shape of the yield curve. Sector is determined by analyzing the spread between the prevailing yields of municipal and U.S. Treasury securities, investment opportunities within the municipal market and state tax exemption. Finally, security selection is established by performing an analysis of both credit quality and structure of individual issues.


All aspects of the Municipal Investment Team's investment process rely on solid research, which is broken down into four types: economic, credit, quantitative and market. Mitchell Hutchins' analysts monitor these components on a daily basis. This research provides the Team with increased information to assist it in effectively managing municipal portfolios. The municipal bond market is a fragmented, inefficient market that, in Mitchell Hutchins' opinion, offers opportunities for active management. With the information garnered by extensive research, active management may capitalize on these inefficiencies and potentially increase portfolio value.


                             ---------------------
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                               Prospectus Page 19

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                  PERFORMANCE
--------------------------------------------------------------------------------


These charts show the total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. Total returns are shown for Class Y shares of National Tax-Free Income Fund. The other Funds did not have any Class Y shares outstanding during the periods shown. Past results are not a guarantee of future results.


Total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts.

CALIFORNIA TAX-FREE INCOME FUND


                                [GRAPH]


As Class A shares commenced operations on September 16, 1985, the 1985 return represents the period from September 16, 1985 through December 31, 1985. The inception date of Class B shares was July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
  As of February 28, 1997


                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                                            --------------    --------------    --------------

Inception Date...........................................................     9/16/85           7/1/91            7/2/92
ONE YEAR
  Without deducting maximum sales charges................................      3.92%             3.14%             3.30%
  After deducting maximum sales charges..................................     (0.24)%           (1.86)%            2.55%
FIVE YEARS
  Without deducting maximum sales charges................................      5.89%             5.11%              N/A
  After deducting maximum sales charges..................................      5.02%             4.78%              N/A
TEN YEARS (OR LIFE OF CLASS)
  Without deducting maximum sales charges................................      6.27%             5.57%             4.79%
  After deducting maximum sales charges..................................      5.83%             5.43%             4.79%


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                               Prospectus Page 20

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

NATIONAL TAX-FREE INCOME FUND



                                [GRAPH]





As Class A shares commenced operations on December 3, 1984, the 1984 return represents the period from December 3, 1984 through December 31, 1984. The inception date of Class B shares is July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992. The inception date of Class Y shares is November 3, 1995; thus, the 1995 return for Class Y shares represents the period from November 3, 1995 through December 31, 1995.


AVERAGE ANNUAL RETURNS
  As of February 28, 1997


                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                                            --------------    --------------    --------------    --------------

Inception Date...........................................     12/3/84           7/1/91            7/2/92            11/3/95
ONE YEAR
  Without deducting maximum sales charges................      4.14%             3.35%             3.61%             4.32%
  After deducting maximum sales charges..................     (0.07)%           (1.65)%            2.86%             4.32%
FIVE YEARS
  Without deducting maximum sales charges................      6.20%             5.40%              N/A               N/A
  After deducting maximum sales charges..................      5.33%             5.07%              N/A               N/A
TEN YEARS (OR LIFE OF CLASS)
  Without deducting maximum sales charges................      6.54%             5.85%             4.98%             4.56%
  After deducting maximum sales charges..................      6.11%             5.71%             4.98%             4.56%


                             ---------------------
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                               Prospectus Page 21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

MUNICIPAL HIGH INCOME FUND



                          [GRAPH]




As Class A shares commenced operations on June 23, 1987, the 1987 return represents the period from June 23, 1987 through December 31, 1987. The inception date of Class B shares is July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
  As of February 28, 1997


                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                                            --------------    --------------    --------------

Inception Date...........................................................     6/23/87           7/1/91            7/2/92
ONE YEAR
  Without deducting maximum sales charges................................      6.61%             5.82%             6.08%
  After deducting maximum sales charges..................................      2.34%             0.82%             5.33%
FIVE YEARS
  Without deducting maximum sales charges................................      6.96%             6.16%              N/A
  After deducting maximum sales charges..................................      6.09%             5.85%              N/A
LIFE
  Without deducting maximum sales charges................................      8.10%             6.66%             5.53%
  After deducting maximum sales charges..................................      7.65%             6.53%             5.53%


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                               Prospectus Page 22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

NEW YORK TAX-FREE INCOME FUND


                                   [GRAPH]




As Class A shares commenced operations on September 23, 1988, the 1988 return represents the period from September 23, 1988 through December 31, 1988. The inception date of Class B shares is July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
  As of February 28, 1997


                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                                            --------------    --------------    --------------

Inception Date...........................................................     9/23/88           7/1/91            7/2/92
ONE YEAR
  Without deducting maximum sales charges................................      4.49%             3.62%             3.98%
  After deducting maximum sales charges..................................      0.31%            (1.38)%            3.23%
FIVE YEARS
  Without deducting maximum sales charges................................      6.82%             6.01%              N/A
  After deducting maximum sales charges..................................      5.96%             5.69%              N/A
LIFE
  Without deducting maximum sales charges................................      7.54%             6.51%             5.45%
  After deducting maximum sales charges..................................      7.03%             6.38%             5.45%


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                               Prospectus Page 23

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

PERFORMANCE INFORMATION


The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Funds reflect deduction of the Funds' maximum initial sales charge of 4% at the time of purchase, and standardized returns for the Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.


The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.


The Funds also may advertise their yields or tax-equivalent yields. Yield reflects investment income net of expenses over a 30-day (or one month) period on a Fund share. Yield is expressed as an annualized percentage of the maximum offering price for a Fund share at the end of the period. For Class B, C and Y shares, the maximum offering price is the same as the net asset value per share. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as a Fund's tax-exempt yield (that is, yield excluding taxable income). Yield computations differ from other accounting methods and may differ from dividends actually paid or reported net income.



Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.


--------------------------------------------------------------------------------
                             THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

Each Fund may invest in a variety of municipal securities, as described below:


MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of bond issuer's counsel. Municipal bonds include general obligation bonds, revenue bonds and 'moral obligation' issues. Municipal bonds also include municipal lease obligations, which are issued by state and local governments and authorities to purchase land and various types of equipment or facilities.


INDUSTRIAL DEVELOPMENT BONDS ('IDBS') AND PRIVATE ACTIVITY BONDS ('PABS'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities, and are considered to be 'municipal bonds' if the interest paid on the bond is exempt from federal income tax in the opinion of bond issuer's counsel.

                             ---------------------
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                               Prospectus Page 24



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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations pay interest at rates that are not fixed, but that vary with changes in specified market rates or indices. These obligations typically permit the holder to demand payment of principal from the issuer at par value prior to maturity and may permit the issuer to prepay principal plus accrued interest.

PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds that are owned by banks, and typically carry a demand feature permitting the holder to sell them back to the bank.

TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to sell them to the bank at par plus accrued interest at designated times.

PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


INVERSE FLOATERS. Inverse floaters are municipal securities on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. The interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. The market value of an inverse floater will be more volatile than that of a fixed rate obligation. Because of this market volatility, no Fund will invest more than 10% of its total assets in inverse floaters.


RISKS

Under normal circumstances, each Fund invests primarily in municipal securities. Following is a discussion of certain risks that may affect each Fund:

INTEREST RATE AND CREDIT RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, municipal security prices will fall, lowering the value of the Funds' investments. In general, municipal securities having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. See 'Duration.'

Credit risk is the risk that the issuer or a guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial conditions or in economic conditions.


CREDIT RATINGS; LOWER RATED MUNICIPAL SECURITIES. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade municipal securities.


Each Fund other than Municipal High Income Fund normally invests at least 65% of its total assets in municipal securities that:


 have an investment grade long-term rating or one of the two highest short-term ratings from a nationally recognized ratings agency, such as Moody's Investor Services, Inc. ('Moody's') or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), or if unrated, are determined by Mitchell Hutchins to be of comparable quality.


Investment grade securities are rated in one of the four highest rating categories by a nationally recognized rating agency, such as S&P or Moody's, or, if unrated, are considered to be of comparable quality by Mitchell Hutchins.



Municipal High Income Fund normally invests at least 65% of its total assets, and seeks to invest substantially all of its assets, in medium and lower grade municipal securities. Medium grade municipal securities are investment grade and:


 are rated A, BBB or SP-2 by S&P or A, Baa or MIG-2 by Moody's,

                             ---------------------
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                               Prospectus Page 25



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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

 have received an equivalent rating from another nationally recognized ratings agency, or if unrated, are considered to be of comparable quality by Mitchell Hutchins.

Moody's considers securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.


Municipal High Income Fund may invest without limit in municipal securities rated below investment grade. The other Funds each may invest up to 35% of its net assets in such securities. These lower rated municipal securities may be rated:


 Ba, B, MIG-3 or MIG-4 by Moody's or BB, B or SP-3 by S&P,

 have an equivalent rating from another nationally recognized ratings agency, or if unrated, are determined by Mitchell
  Hutchins to be of comparable quality.


The Appendix to this Prospectus contains further information about Moody's and S&P ratings.



Moody's and S&P consider municipal securities rated below investment grade to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as municipal 'junk bonds.' A Fund's investments in these lower rated securities entail greater risk than its investments in higher rated bonds. Lower rated municipal bonds may be less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and principal and may increase the possibility of default. The prices for lower rated municipal bonds often are more volatile than those of higher rated securities in response to changes in interest rates or market conditions. The market for these municipal bonds is thinner and less active, which may limit the Funds' ability to sell them at fair value in response to changes in the economy or financial markets.



Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investing in lower rated securities through credit analysis and monitoring and attention to current trends in interest rates and other factors, investors should carefully review the investment objective and policies of Municipal High Income Fund and the other Funds and consider their ability to assume the investment risks involved before making an investment.


During the fiscal year ended February 28, 1997, the Funds invested their average annual net assets as follows:


                                                  MUNICIPAL
                                                    HIGH
          % OF THE AVERAGE ANNUAL NET              INCOME
              ASSETS INVESTED IN                    FUND
-----------------------------------------------   ---------

Debt securities rated by S&P or Moody's             88.32
Debt Securities not so rated                         11.6
Securities rated AAA/Aaa                                0
Securities rated AA/Aa                                  0
Securities rated A/A                                    0
Securities rated BBB/Baa                             54.8
Securities rated BB/Ba
Securities rated B/B
Securities rated CCC/Caa
Securities rated CC/Ca
Securities rated C/C
Securities rated D



Municipal securities that received different ratings from Moody's and S&P were assigned to the higher rating category. It should be noted that this information reflects the average composition of a Fund's assets during the fiscal year ended February 28, 1997, and is not necessarily representative of the Fund's assets at the end of that fiscal year, in the current fiscal year or at any time in the future.



MARKET RISK. During periods of market uncertainty, the prices of municipal securities can become volatile.


DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one

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                               Prospectus Page 26



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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

measure and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning for the Funds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of the Fund's portfolio as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts and similar instruments that may be used in hedging strategies. There is only limited consensus as to what constitutes a 'derivative' security. However, in Mitchell Hutchins' view, derivative securities also include inverse floaters. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.


CHANGE IN LAWS. New federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for an issuer's payment of principal or interest or otherwise constrain enforcement of such obligations.


RELATED SECURITIES. Each Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security also might affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Funds may be subject to greater risk than other funds that do not follow this practice.


NON-DIVERSIFIED STATUS. Municipal High Income Fund and New York Tax-Free Income Fund are each 'non-diversified,' as that term is defined in the Investment Company Act of 1940. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. When the Fund's portfolio is comprised of securities of a smaller number of issuers than if it were 'diversified,' the Fund will be subject to greater risk because changes in the financial condition or market assessment of a single issuer may have a greater effect on the Fund's total return and the price of Fund shares.


RISKS OF CALIFORNIA OBLIGATIONS. California Tax-Free Income Fund's investment concentration in California Obligations involves greater risks than if it invested in the securities of a broader range

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

of issuers. The Fund's yield and net asset value per share can be affected by political and economic developments within California, and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe recession between 1990-1993, resulting in significant revenue shortfalls for both the State and local government, and increased social service expenses. However, since the start of 1994, California's economy has rebounded strongly, with corresponding improvements in tax revenues. Further, in the past California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California Obligations. A more detailed discussion of the risks of investing in California Obligations is included in the Statement of Additional Information.




RISKS OF NEW YORK OBLIGATIONS. New York Tax-Free Income Fund's investment concentration in New York Obligations involves greater risks than if it invested in the securities of a broader range of issuers. The Fund's yield and net asset value per share can be affected by political and economic developments within the State of New York, its public authorities and political subdivisions, particularly New York City. Although employment in New York State has grown at a modest rate since 1993 and the State's economy continued its slow recovery in 1996, New York State has experienced slower employment growth than the nation as a whole. Although New York City has closed substantial budget gaps in recent years to maintain a balanced budget as required by State law, additional tax increases or additional reductions in essential City services or entitlement programs could adversely affect the City's economic base. A more detailed discussion of the risks of investing in New York Obligations is included in the Statement of Additional Information.



INVESTMENT TECHNIQUES AND STRATEGIES



HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS. Each Fund may use derivative contracts, such as options (both exchange-traded and over-the-counter) and futures contracts in strategies intended to enhance income or to reduce the overall risk of its investments ('hedge'). Use of these derivative contracts solely to enhance income may be considered a form of speculation. The use of derivative contracts also may generate taxable income. New financial products and risk management techniques continue to be developed and may be used if consistent with a Fund's investment objective and policies. The Statement of Additional Information contains further information on these derivative contracts and related strategies.



The Funds might not use any derivative contract or related strategy, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:



 the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Funds;



 the possibility of imperfect correlation, or even no correlation, between price movements of derivative contracts used in hedging strategies and price movements of the securities being hedged;


 possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

 the possibility that a Fund is unable to close out or liquidate its hedged position.


DEFENSIVE POSITIONS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture and that there are not enough suitable municipal obligations available, each


                             ---------------------
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                               Prospectus Page 28

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


Fund may temporarily and without percentage limit hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If a Fund holds cash, the cash would not earn income and would reduce the Fund's yield. In addition, for temporary defensive purposes, each of California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund may invest more than 20% of its net assets in municipal obligations that pay interest that is exempt from federal income tax but is subject to California personal income tax (in the case of California Tax-Free Income Fund), New York personal income tax (in the case of New York Tax-Free Income Fund) or is not AMT exempt interest.


ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include, among other things, municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each Fund's board.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of the Fund's total assets taken at market value. Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering securities. Because the income generated by securities lending activities is taxable, the Funds do not expect to engage in securities lending except under unusual circumstances.

OTHER INFORMATION. Each Fund may purchase bonds on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.


New forms of bonds, derivatives and hedging instruments continue to be developed. Each Fund may invest in such securities to the extent consistent with its investment objections.


                             ---------------------
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                               Prospectus Page 29

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                               FLEXIBLE PRICING'sm'
--------------------------------------------------------------------------------

Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ('Transfer Agent'), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                    SALES CHARGE AS A
                                                      PERCENTAGE OF
                                                 -----------------------          DISCOUNT TO
                                                                  NET          SELECTED DEALERS
                                                 OFFERING        AMOUNT          AS PERCENTAGE
AMOUNT OF INVESTMENT                              PRICE         INVESTED       OF OFFERING PRICE
----------------------------------------------   --------       --------       -----------------

Less than $100,000                                 4.00%          4.17%               3.75%

$100,000 to $249,999                               3.00           3.09                2.75

$250,000 to $499,999                               2.25           2.30                2.00

$500,000 to $999,999                               1.75           1.78                1.50

$1,000,000 and over(1)                             None           None                1.00(2)


------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder whichever is less, is charged on sales of shares made within one year of the purchase date. However, Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase.


(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS


Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.


Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 their spouses, parents or children under age 21;

 their Individual Retirement Accounts (IRAs);

 certain employee benefit plans, including 401(k) plans;

 any company controlled by the investor;

 trusts created by the investor;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

 accounts with the same adviser.

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 30

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;


 is the spouse, parent or child of any of the above;


 buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and


    was the investment executive's client at the competing brokerage firm;



    within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and


    the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k) or 403(b) of the Internal Revenue Code ('Code') (each a 'qualified pension plan'). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

    is a participant in the PaineWebber Members Only Program'tm'. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

    is a variable annuity offered only to qualified pension plans. For investments made pursuant to this waiver, Mitchell Hitchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

    acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the mimimum subsequent investment requirement is also waived; or

 acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.


For more information on how to get a reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or a fund if they seek any of these waivers.


CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.


Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a 'contingent deferred sales charge.' The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.


                             ---------------------
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                               Prospectus Page 31

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

                                   PERCENTAGE BY WHICH
                                     THE SHARES' NET
                                          ASSET
         IF THE INVESTOR                VALUE IS
      SELLS SHARES WITHIN:             MULTIPLIED:
---------------------------------  -------------------
1st year since purchase                    5%
2nd year since purchase                     4
3rd year since purchase                     3
4th year since purchase                     2
5th year since purchase                     2
6th year since purchase                     1
7th year since purchase                   None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

 First, Class B shares owned through reinvested dividends and capital gain distributions; and

 Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 sales of shares under the Fund's 'Systematic Withdrawal Plan' (investors may not withdraw annually more than 12% of the value of the Fund account under the
 Plan);

 a distribution from an IRA, a self-employed individual retirement plan ('Keogh Plan') or a custodial account under Section 403(b) of the Internal Revenue Code (after the investor reaches age 59 1/2);

 a tax-free return of an excess IRA contribution;

 a tax-qualified retirement plan distribution following retirement; or

 Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Fund if the investor seeks any of these waivers.

CLASS C SHARES


HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other Class of shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class.



A contingent deferred sales charge of 0.75% of the offering price (net asset value at the time of the purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gains are not subject to the 0.75% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to


                             ---------------------
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                               Prospectus Page 32



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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase.


CLASS Y SHARES


HOW PRICE IS CALCULATED: Class Y shares are sold to eligible investors at the net asset value next determined after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution or service fees.


LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 a participant in INSIGHT when Class Y shares are purchased through that program;

 an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing'sm' System;

 an employee benefit plan qualified under section 401 (including a salary reduction plan, qualified under section 401(k)) or 403(b) of the Internal Revenue Code that has either 5,000 or more eligible employees or $50 million or more in assets; and

 an investment company advised by PaineWebber or an affiliate of PaineWebber.

INSIGHT. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing'sm' System and certain other specified mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information.

Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced.


Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to INSIGHT participants or for other INSIGHT Information.



ACQUISITION OF CLASS Y SHARES BY OTHERS. Each Fund is authorized to offer Class Y shares to certain other investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in this category.


--------------------------------------------------------------------------------

                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share

                             ---------------------
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                               Prospectus Page 33



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
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

price calculated after the purchase order is received.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after PaineWebber's New York City headquarters office receives the purchase order.

OTHER INVESTORS


Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which may be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 mail an application with a check; or

 open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in a Fund.

MINIMUM INVESTMENTS

To open an account.............................   $1,000
To add to an account...........................   $  100

A Fund may waive or reduce these minimums for:

 employees of PaineWebber or its affiliates; or

 participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of other PaineWebber mutual fund shares. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a 'letter of instruction' to the Transfer Agent. The letter of instruction must include:

   the investor's name and address;

   the Fund's name;

   the Fund account number;

                             ---------------------
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                               Prospectus Page 34



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
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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

   the dollar amount or number of shares to be sold; and

   a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this prospectus for a listing of other PaineWebber mutual funds.

--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, and last, Class B.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a 'letter of instruction,' as detailed in 'How to Exchange Shares.'

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, Class B and C shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more each month from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of 'dollar cost averaging.'

SYSTEMATIC WITHDRAWAL PLAN


The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:


 CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.


 CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800 respectively.


Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares annually; for Class A and C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available though PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


Each Fund is governed by its board of trustees, which oversees the Fund's operations. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of each Fund's operations and makes and implements all investment decisions for that Fund.



The boards, as part of their overall management responsibility, oversee various organizations


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                               Prospectus Page 36



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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

responsible for the day-to-day management of each Fund.


In accordance with procedures adopted by the boards, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.


ABOUT THE INVESTMENT ADVISER


Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is an asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On May 31, 1997, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of approximately $32.7 billion.


Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics that establishes procedures for personal investing and restricts certain transactions.

Dennis L. McCauley is a managing director and chief investment officer of fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Elbridge (Ebby) T. Gerry III, a senior vice president of Mitchell Hutchins, is the co-portfolio manager and has day-to-day responsibility for New York Tax-Free Income Fund, California Tax-Free Income Fund and National Tax-Free Income Fund. Mr. Gerry is also a portfolio manager for Municipal High Income Fund. In the case of California Tax-Free Income Fund, Cynthia N. Bow, a vice president of Mitchell Hutchins, is the co-portfolio manager and also has day-to-day responsibility for the Fund. In the case of New York Tax-Free Income Fund and National Tax-Free Income Fund, Richard S. Murphy, a senior vice president of Mitchell Hutchins, is the co-portfolio manager and also has day-to-day responsibility for the Funds. In the case of Municipal High Income Fund, William
W. Veronda, a senior vice president of Mitchell Hutchins, is a portfolio manager and has day-to-day responsibility for the Fund. Mr. Gerry has held his Fund responsibilities since January 1996. Ms. Bow and Mr. Veronda have held their Fund responsibilities since April 1993 and September 1995, respectively. Mr. Murphy has held his Fund responsibilities since July 1994 and January 1996 for National Tax-Free Income Fund and New York Tax-Free Income Fund, respectively.

Mr. Gerry has portfolio management responsibility for over $4 billion in municipal assets at Mitchell Hutchins, including municipal bond and money funds and private accounts. Mr. Gerry has been with Mitchell Hutchins since January 1996. Prior to January 1996, Mr. Gerry had been associated with J.P. Morgan Private Banking since 1981, where he was responsible for managing municipal assets, including several municipal bond funds. Ms. Bow has been with Mitchell Hutchins since 1982. Mr. Murphy has been with Mitchell Hutchins since April 1994. From 1990 to March 1994, he was a vice president at American International Group, where he managed the municipal bond portfolio. Mr. Veronda has been with Mitchell Hutchins since September 1995. From 1984 to August 1995, he was a senior vice president and general manager at Invesco Funds Group, where he managed municipal bond and high yield corporate bond portfolios.

Other members of Mitchell Hutchins' municipal investments group provide input on market outlook, interest rate forecasts, and other considerations pertaining to municipal investments. This group, together with the municipal portfolio managers, comprise the Municipal Investment Team that sets the strategy for the management

                             ---------------------
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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

of PaineWebber municipal bond funds. The Municipal Investment Term is complemented by a team of research analysts specializing in economic, credit, quantitative and market research.

MANAGEMENT FEES & OTHER EXPENSES


Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended February 28, 1997, Mitchell Hutchins received a monthly fee for these services from each of California Tax-Free Income Fund and National Tax-Free Income Fund at the annual rate of 0.50% of that Fund's average daily net assets and from each of Municipal High Income Fund and New York Tax-Free Income Fund at the annual rate of 0.60% of that Fund's average daily net assets.


Each Fund pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for services not provided by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins:

 Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of the Class C Shares.


Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.


Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

 Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.


The Plans and the related distribution contracts for each class of shares ('Distribution Contracts') specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                    DETERMINING THE SHARES' NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.


Each Fund values its assets based on their current market value when market quotations are readily available or, when such market quotations are not available, based upon appraisals received from a pricing system using a computerized matrix system or based upon appraisals derived from information from recognized dealers. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing below investment grade municipal securities in which the Funds may invest because there is less reliable, objective data available.


--------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Dividends from each Fund's net investment income are declared daily and paid monthly.


Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses, with respect to municipal securities. Each Fund distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, together with any other taxable income (including any net short-term capital gain). A Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.



Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. For the same reason, dividends on a Fund's Class B shares are expected to be lower than those on its Class C shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See 'General Information.'


The Funds' dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

or complete the appropriate section of the account application.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code ('Code') so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.


Shareholders generally may exclude from gross income for federal income tax purposes distributions by a Fund that it designates as 'exempt-interest dividends.' In order to pay exempt-interest dividends to its shareholders, a Fund must (and each Fund intends to continue to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities.


If a Fund realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders.


Shareholders may not deduct interest on indebtedness they incur or continue in order to purchase or carry Fund shares. If a Fund invests in certain PABs, shareholders must include a portion of their exempt-interest dividends from that Fund in calculating their liability for the federal alternative minimum tax. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax.


YEAR-END TAX REPORTING


Following the end of each calendar year, each Fund notifies its shareholders of the amounts of exempt-interest dividends, any portion of those dividends that is not AMT exempt interest, taxable dividends and other distributions paid (or deemed paid) that year.



BACKUP WITHHOLDING



Each Fund must withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.



TAX ON THE SALE OR EXCHANGE OF FUND SHARES



A sale (redemption) by shareholders of their Fund shares may result in a taxable gain or loss. This depends upon whether the shareholders receive more or less than their adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS


Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.


CALIFORNIA TAXES

If California Tax-Free Income Fund continues to qualify as a RIC under the Code and at the end of each quarter of its taxable year at least 50% of the value of its total assets consists of California Obligations, the exempt-interest dividends it

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

pays that are derived from interest on qualifying California Obligations will be exempt from California personal income tax ('California exempt-interest dividends'), but not California franchise tax. Dividends and other distributions derived from interest on other municipal securities, taxable income and capital gains are taxable under California law at ordinary income rates. Shareholders may not deduct interest on indebtedness they incur to purchase or carry shares of the Fund for California personal income tax purposes. Shareholders receive annual notification of the portion of the Fund's tax-exempt income attributable to issuers in California and other states. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for corporate shareholders. The Fund itself will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to its shareholders.

NEW YORK STATE AND NEW YORK CITY TAXES

If New York Tax-Free Income Fund continues to qualify as a RIC under the Code and at the end of each quarter of its taxable year at least 50% of the value of its total assets consists of New York Obligations, the exempt-interest dividends it pays that are derived from interest on qualifying New York Obligations will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and other distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Shareholders may not deduct interest on indebtedness they incur or continue in order to purchase or carry shares of the Fund for New York State or New York City personal income tax purposes. Shareholders receive annual notification of the portion of the Fund's tax-exempt income attributable to issuers in New York State and other states. The Fund's interest income that is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

                                    * * * *


The foregoing only summarizes some of the important federal income tax and California, New York State and New York City personal income tax considerations generally affecting each Fund and its shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION


California Tax-Free Income Fund and National Tax-Free Income Fund are diversified series of PaineWebber Mutual Fund Trust, an open-end management investment company formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. Municipal High Income Fund and New York Tax-Free Income Fund are diversified series of PaineWebber Municipal Series, an open-end management investment company formed on January 28, 1987 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees of PaineWebber Mutual Fund Trust and PaineWebber Municipal Series (each a 'Trust') have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.


SHARES


The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of a Fund


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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of a Fund will affect the performance of those classes.



Each share of each Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on a Fund's Class A, B, and Y Shares will differ.



Although each Trust is offering only the shares of its Funds, it is possible that a Trust could become liable for misstatement in this Prospectus about a Fund of the other Trust. The Board of each Trust considered this factor in approving the use of a combined Prospectus.


VOTING RIGHTS


Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and, as a result, the holders of more than 50% of all the shares of a Trust may elect all of its board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of each series of a Trust will be voted separately, except when an aggregate vote of all the securities is required by law.


SHAREHOLDER MEETINGS


The Funds do not hold annual meetings.



Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of a Trust's outstanding shares.


REPORTS TO SHAREHOLDERS


Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.


CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the Funds. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

Municipal bonds are rated by Moody's and S&P. Moody's and S&P also publish separate ratings for municipal notes and tax-exempt commercial paper. Descriptions of these ratings are set forth below.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:


'AAA' An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



'AA' An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



'A' An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the


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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND


obligor's capacity to meet its financial commitment on the obligation is still strong.



'BBB' An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



'BB' An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



'B' An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



'CCC' An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



'CC'  An obligation rated 'CC' is currently highly vulnerable to nonpayment.



'C' The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



'D' An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL SHORT-TERM OBLIGATIONS:



Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors may be of major importance in bond risk, long-term secular trends, for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature -- variable rate demand obligation (VRDO). Such ratings are designated as VMIG, SG or, if the demand features is not rated, NR. Short-term ratings on issues with demand features are differentiated by use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

 -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

 -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong characteristics are given a plus (+) designation.


SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3.  Speculative capacity to pay principal and interest.


DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS



Issuers rated PRIME-1 by Moody's (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


 Leading market positions in well established industries.

 High rates of return on funds employed.

 Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 Broad margins in earning coverage of fixed financial charges and high internal cash generation.

 Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by rating of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Commercial paper rated A by S&P have the following characteristics.

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the 'relative' degree of safety is not as high as for issues designated 'A-1'.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse side effects of changes in circumstances than obligations carrying the higher designations.

                             ---------------------
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                               Prospectus Page 45



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                         ------------------------------
                  PaineWebber California Tax-Free Income Fund
                   PaineWebber National Tax-Free Income Fund
                   PaineWebber New York Tax-Free Income Fund
                     PaineWebber Municipal High Income Fund
                          PROSPECTUS  --  JULY 1, 1997
--------------------------------------------------------------------------------

  PAINEWEBBER BOND FUNDS                         PAINEWEBBER STOCK FUNDS
  High Income Fund                               Capital Appreciation Fund
  Investment Grade Income Fund                   Financial Services Growth Fund
  Low Duration U.S. Government                   Growth Fund
    Income Fund                                  Growth and Income Fund
  Strategic Income Fund                          Small Cap Fund
  U.S. Government Income Fund                    Utility Income Fund
  PAINEWEBBER TAX-FREE BOND FUNDS                PAINEWEBBER GLOBAL FUNDS
  California Tax-Free Income Fund                Asia Pacific Growth Fund
  Municipal High Income Fund                     Emerging Markets Equity Fund
  National Tax-Free Income Fund                  Global Equity Fund
  New York Tax-Free Income Fund                  Global Income Fund
  PAINEWEBBER ASSET ALLOCATION                   PAINEWEBBER MONEY MARKET FUND
  FUNDS
  Balanced Fund
  Tactical Allocation Fund

           A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

'c'1997 PaineWebber Incorporated
                                ----------------
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

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                      STATEMENT OF ADDITIONAL INFORMATION


     The four funds named above (each a 'Fund' and, collectively, 'Funds') are series of either PaineWebber Mutual Fund Trust or PaineWebber Municipal Series (each a 'Trust'), professionally managed, open-end management investment companies organized as Massachusetts business trusts. These Funds are designed for investors generally seeking high current income exempt from federal income tax and, in some cases, certain state personal income taxes. PaineWebber California Tax-Free Income Fund ('California Tax-Free Income Fund') invests primarily in investment grade bonds issued by the State of California, its municipalities and public authorities. PaineWebber National Tax-Free Income Fund ('National Tax-Free Income Fund') invests primarily in investment grade bonds issued by various states, municipalities and public authorities. PaineWebber Municipal High Income Fund ('Municipal High Income Fund') invests primarily in high yield, high risk medium and lower grade bonds issued by various states, municipalities and public authorities. PaineWebber New York Tax-Free Income Fund ('New York Tax-Free Income Fund') invests primarily in investment grade bonds issued by the State of New York, its municipalities and public authorities.



     Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), serves as investment adviser, administrator and distributor for each Fund. As distributor, Mitchell Hutchins has appointed PaineWebber as the exclusive dealer for the sale of Fund shares.


     This Statement of Additional Information ('SAI') is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated July 1, 1997. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated July 1, 1997.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.


     YIELD FACTORS AND RATINGS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Each Fund may invest in municipal securities with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P') and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to municipal securities by Moody's and S&P is included in the Appendix to the Funds' Prospectus. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect




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an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.



     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and, when available, from the federal alternative minimum tax ('AMT')) and (where applicable) California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor Mitchell Hutchins review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.



     Medium and lower grade municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and also may limit its ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in thinly traded markets.


     TYPES OF MUNICIPAL SECURITIES. Each Fund may invest in a variety of municipal securities, as described below:

     Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations.


     Municipal Lease Obligations. The term 'municipal bonds' also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. No Fund intends to invest more than 5% of its total assets in uninsured 'non-appropriation' municipal lease obligations (defined below). There is no percentage limitation on the Funds' ability to invest in other municipal lease obligations.


     Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

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     Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.



     Industrial Development Bonds ('IDBs') and Private Activity Bonds
('PABs'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term 'municipal bonds' if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. See 'Dividends and Taxes' in the Prospectus. Each Fund is authorized to invest more than 25% of its net assets in IDBs and PABs.



     Floating Rate and Variable Rate Obligations. Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a Fund and adversely affect its share price.



     A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under 'Participation Interests,' to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.


     Participation Interests. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, each Fund intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to

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
maintain the Fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the 'tender option'). The tender option may be excercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     Put Bonds. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If the put is a 'one time only' put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by a Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


     Inverse Floaters. Each Fund may invest in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or 'inverse floater,' which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, no Fund will invest more than 10% of its total assets in inverse floaters.



     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

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     Mortgage Subsidy Bonds.  The Funds also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal securities identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Funds may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions -- Segregated Accounts.' The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.


     STAND-BY COMMITMENTS. Each Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. Although the Funds do not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, each Fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     A Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by a Fund, although the Fund could sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.


     REPURCHASE AGREEMENTS. The Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. Each Fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

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     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the appropriate Trust's board of trustees (sometimes referred to as a 'board'). Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.



     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the appropriate board.



     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each Fund's portfolio and reports periodically on liquidity decisions to each board.


     In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ('OTC') options written by a Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     LENDING OF PORTFOLIO SECURITIES. The Funds do not intend to lend their portfolio securities, except under unusual circumstances, because securities loans generate taxable income. As indicated in the Prospectus, however, each Fund is authorized to lend up to 331/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.



     Pursuant to procedures adopted by the appropriate board governing each Fund's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for each Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of

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invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.



     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Other Strategies Using Derivative Contracts,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts.


     DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept 'term to maturity.' Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

     For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. In this and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The financial condition of the State of California, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from the State of California, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of California.


     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further

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reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



ECONOMIC FACTORS



     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.9% in 1996. During the early 1990's, net population growth in the State was due to births and foreign immigration.



     Total personal income in the State, at an estimated $760 billion in 1995, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.



     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to 6.5% in spring, 1997. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in export-related industries, services, electronics, entertainment and tourism, although the residential housing sector has been weaker than in prior recoveries. Any delay or reversal of the recovery may create new shortfalls in State revenues.



CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS



     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as 'Proposition 13.' Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any 'special tax.' Court decisions, however, allowed a non-voter approved levy of 'general taxes' which were not dedicated to a specific use.



     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the 'Right to Vote on Taxes Act.' Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.


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     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain 'assessments' for municipal services and programs. Article XIIID also contains several new provisions affecting 'fees' and 'charges', defined for purposes of Article XIIID to mean 'any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.' All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as 'property related' for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.



     Appropriations Limits. The State and its local governments are subject to an annual 'appropriations limit' imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitation' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but 'proceeds of taxes' exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



     'Excess' revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $7.0 billion under the limit for fiscal year 1996-97.


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

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



OBLIGATIONS OF THE STATE OF CALIFORNIA



     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of March 1, 1997, the State had outstanding approximately $17.7 billion of long-term general obligation bonds, plus $368 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $9.4 billion of authorized and unissued general obligation bonds and lease-purchase debt. In FY 1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.



RECENT FINANCIAL RESULTS



     The principal sources of General Fund revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the 'SFEU'), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.



     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).



     Starting in mid-1990, the State has faced adverse economic, fiscal, and budget conditions. The 1990-1994 economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a 'Three Strikes' law enacted in 1994.



     Recent Budgets. As a result of the recession and these factors, among others, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

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

           significant cuts in health and welfare program expenditures;



           transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



           transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;



           reduction in growth of support for higher education programs, coupled with increases in student fees;



           revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;



           increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and



           various one-time adjustment and accounting changes (some of which are being challenged in court).



     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit was reduced from $2.8 billion to about $70 million as of June 30, 1996.



     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts 'borrowed' from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.



     Current Budget. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. Revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contained General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.



     The following are principal features of the 1996-97 Budget Act:



          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels, much of which was budgeted to fund class-size reductions in grades K-3. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.



          2. Cuts in health and welfare totaling about $360 million (about $300 million less than originally anticipated, because of federal actions).



          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.



          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.



     With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The

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General Fund fund balance on that date, however, will reflect $1.45 billion of
'loans' which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.



     The Department of Finance has reported that, based on stronger than expected revenues, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $1.8 billion above initial projections, at about $49.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has not been materially changed from the Budget Act, at an estimated $312 million. This will be the first positive balance in the decade of the 90's. The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.



     Proposed 1997-98 Budget. On January 9, 1997, the Governor released his proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projected General Fund revenues of $50.7 billion, and proposed expenditures of $51.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law. In a budget update released on May 14, 1997, the Department of Finance increased its estimate of revenues for the 1997-98 fiscal year to $52.0 billion, assuming the continued strong economy. Mandated spending will also increase, and the Department of Finance still projects a modest year-end balance in the SFEU of $580 million.



     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



BOND RATING



     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from 'AAA' levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which as of April 1997 were assigned ratings of 'A+' from Standard & Poor's, 'A1' from Moody's and 'A+' from Fitch.



     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.



LEGAL PROCEEDINGS



     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may or may not have to be implemented in one year.

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OBLIGATIONS OF OTHER ISSUERS



     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 'bailout' aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY 1995-96 and FY 1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.



     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is not yet known how the State's legislation will turn out and what its overall impact will be on local government finances.



     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered 'indebtedness' requiring voter approval. Such leases, however, are subject to 'abatement' in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the

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certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.



OTHER CONSIDERATIONS



     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



     Limitations on ad valorem property taxes may particularly affect 'tax allocation' bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.



     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.



     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The financial condition of the State of New York ('New York State' or the 'State'), its public authorities and public benefit corporations (the 'Authorities') and its local governments, particularly The City of New York (the 'City'), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this Statement of Additional Information. The information

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contained in such publicly available documents has not been independently verified. Such information is subject to change upon the adoption by the State Legislature of the State's final budget for fiscal year 1997-1998, which has not been enacted as of the date of this Statement of Additional Information. Further, the adoption of a final State budget may cause changes to the City budget for the City's fiscal year 1997-1998. There can be no assurance that such changes may not have adverse effects on the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.



     ECONOMIC FACTORS. New York is the third most populous state, and has a relatively high level of personal wealth; however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to such factors such as relative costs for taxes, labor and energy). The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore, is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).


     Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. From 1977 to its 1988 peak, the finance, insurance and real estate sectors rose 55%, to account in 1988 for 23% of total earnings in the City and 14% statewide (compared to 7% nationwide). The finance sector's growth was a catalyst for the New York metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in the finance, insurance and real estate sector and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.


     Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993. The State's economy entered into the fourth year of a slow recovery in 1996. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth. According to assumptions contained in the State financial plan for FY 1996-97 issued on July 26, 1996 (the '1996-97 State Financial Plan') continues to predict a slowing of State employment growth in the public sector during calendar year 1996, but forecasts slow growth in the private sector during the same time period. The forecast reflects a continuation of the slower growth for the State of New York than for the nation as a whole. The Second Quarterly Update to the


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1996-97 State Financial Plan issued on January 31, 1997 (the 'Second Quarterly
Update') projects continued moderate growth with employment wages and income continuing their modest rise.



     The Second Quarterly Update indicated that moderate growth was projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. Personal income was estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and was projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth is expected to continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.



     The Supplement to the Annual Information Statement, dated June 6, 1997 (the 'June Supplement') reported that on March 10, 1997 the Legislature and the Governor conducted a consensus economic and revenue forecasting process as required under law. As a part of the consensus revenue forecasting process, the Division of the Budget updated the economic forecast upon which receipts estimates are based. The forecast for income growth in 1997 was increased modestly to the 5.2 to 5.6 percent range, consistent with an economic outlook of modest growth in the State's economy and moderate inflation.



     The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a FY 1996-97 General Fund cash surplus as reported by the Division of the Budget of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent.



     There can be no assurance that the State economy will not experience worse-than-predicted results in FY 1997-98 with corresponding material and adverse effects on the State's projections of receipts and disbursements. As all State Financial Plans are based upon forecasts of national and State economic activity it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.



     The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability generated a substantial surplus for the City in City FY 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy.


     While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.

     THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economies, actions of the federal government, and

                                       16



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
State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.


     The June Supplement reported that on February 13, 1997 the Governor submitted amendments to his Executive Budget as permitted under the State Constitution. These amendments are said to have had the effect of increasing total disbursements by $63 million, fully offset by additional resources expected to be available in FY 1997-98. The 1997-98 Financial Plan, as amended, continued to project balance on a cash basis in the General Fund. Total General Fund receipts and transfers from other funds were projected to be $32.94 billion. Total General Fund disbursements and transfers to other funds were projected to be $32.90 billion. The Executive subsequently identified approximately $1.56 billion in unbudgeted resources for use in the 1997-98 Financial Plan. These additional resources are said to have arisen primarily from revenues produced by stronger-than-expected growth in the State's economy and higher final personal income tax payments for the 1996 tax year; an additional $373 million in nonrecurring FY 1996-97 cash resources and approximately $200 million in nonrecurring federal aid for reimbursement of previous costs incurred by the State for providing child protective services.



     However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.


     REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes.


     The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in FY 1996-97, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and is scheduled under current law to be reduced to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits. The FY 1996-1997 Annual Information Statement stated that the projected yield of the tax for FY 1996-97 was $17.1 billion, an increase of $103 million from reported collections in the State's FY 1995-96.



     User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ('LGAC') debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. Beginning in 1993-94, a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds. The FY 1996-1998 Annual Information Statement stated that receipts in this category in the State's FY 1996-97 were expected to total $6.73 billion, an increase of $97 million from reported FY 1995-96 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole.



     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Through 1993, these levies had been subject to a 15 percent surcharge initially imposed in 1990. Beginning in 1994, the surcharge rate has been phased out and, for more taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter. The FY 1996-1997 Annual


                                       17



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

Information Statement stated that total business tax receipts in the State's FY 1996-97 fiscal year were projected at $4.62 billion, a decline of $360 million from reported FY 1995-96 results. The decline results primarily from the continuing effects of tax reductions originally enacted in 1994 and 1995, valued at approximately $300 million more in FY 1996-97 than in FY 1995-96.



     STATE DEBT. Disbursements from Debt Service Funds are estimated in the Second Quarterly Update at $3.02 billion in FY 1997-98, an increase of $464 million from FY 1996-97. Of this increase, $81 million is attributable to transportation bonding for the State and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, and $45 million is for the mental hygiene programs financed through the Mental Health Services Fund. This increase also reflects $262 million in City University of New York Senior and community college debt service formerly classified as local assistance in the General Fund. Debt service for LGAC bonds is projected at $340 million.



     BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General Fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years.



     LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.



     PUBLIC ASSISTANCE. On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.



     Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.


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     MEDICAID.  New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. The FY 1996-1997 Annual Information Statement stated that General Fund payments for Medicaid are projected to be $5.29 billion, virtually unchanged from the level of $5.34 billion in FY 1995-96 and down from $5.79 billion in FY 1994-95. This slow growth is due primarily to continuation of cost containment measures enacted in FY 1995-96, new reforms included in the FY 1996-97 adopted budget, and forecasts for lower caseload based upon actual experience through May 1996. Other social service spending is forecast to increase by only $7 million to $3.17 billion in FY
1996-97, down from $3.34 billion in FY 1995-96.



     THE STATE AUTHORITIES. There are numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.



     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the FY 1996-97, total State assistance to the MTA is estimated at approximately $1.09 billion.



     State legislation accompanying the FY 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.



     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be


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

decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


     THE CITY. The City has required, and continues to require significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ('MAC') to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the Federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the Federal and State governments.


     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ('GAAP'). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.



     Pursuant to the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act' or the 'Act'), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the 1997-2000 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1997-2000 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1997-98 may result in substantial reductions in projected expenditures for social spending programs. Cost-containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1997-98 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1997-98. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.


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     The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June, 1996 Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for FY 1996-97 balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively.



     In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to eliminate the remaining $1.2 billion, $2.1 billion and $3.0 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $400 million, $950 million and $1.4 billion in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $76 million, $229 million and $281 million in the 1998 through 2000 fiscal years, respectively; additional Federal and State aid of $250 million, $250 million and $325 million in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement costs of $400 million, $600 million and $975 million in the 1998 through 2000 fiscal years, respectively; and availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.



     The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.



     Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



     The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projected that local revenues would provide approximately 67.8% of total revenues in FY 1996-97 while federal aid, including categorical grants, will provide 11.9% in FY 1996-97 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in FY 1996-97. The largest source of the City's revenues is the real estate tax (approximately 21% of total revenues projected for FY 1996-97, at rates levied by the City council (subject to certain State constitutional limits). The City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the City impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City budget's reliance on 'one-shot' measures to balance the budget for FY 1995-96 without rectifying the underlying structural problems, its continued optimistic projections of State and federal aid, and continued high debt levels.



     The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1987-88, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during FY 1989-90 and FY 1990-91, largely due to delayed State aid payments, and totalled $2.25 billion in FY 1991-92, $1.40 billion in FY 1992-93, $1.75 billion in FY 1993-94, $2.2 billion in FY 1994-95, $2.4 billion in FY 1995-96 and $2.4 billion in FY 1996-1997.



     The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and

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tunnels, and to make capital investments that will improve productivity in City operations. However, when operating revenues come under increasing pressure, funding levels of the City's capital program are reduced from those previously forecast in order to reduce debt service costs. In addition, the City's projection of total debt subject to the general debt limit that would be required to fund the Updated Ten-Year Capital Strategy published in April 1995 indicated that, if no action were taken, projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of FY 1996-97 and would exceed the general debt limit by a substantial amount thereafter.



     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's FY 1997-98 and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.



     FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.


     Each Fund will not:

          (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act') and then not in excess of 331/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

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          (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


          (7) In addition, each Fund has a fundamental limitation requiring it to invest, except for temporary defensive purposes or under unusual market conditions, at least 80% of its net assets:



              (a) in the case of California Tax-Free Income Fund, in debt obligations issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax and is not an item of tax preference for purposes of the AMT ('AMT exempt interest');


              (b) in the case of National Tax-Free Income Fund, in debt
                  obligations issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ('municipal obligations') and that also is AMT exempt interest;

              (c) in the case of Municipal High Income Fund, in municipal obligations; and

              (d) in the case of New York Tax-Free Income Fund, in debt
                  obligations issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes and is AMT exempt interest.

     In addition, California Tax-Free Income Fund and National Tax-Free Income Fund each will not:

          (8) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.


              The following interpretation applies to, but is not a part of, fundamental limitation (8): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

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     NON-FUNDAMENTAL LIMITATIONS.  The following investment restrictions may be changed by each board without shareholder approval.


     Each Fund will not:

          (1) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


          (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge the Funds' portfolios or to attempt to enhance the Funds' income. A Fund may enter into transactions using one or more types of Derivative Instruments, under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of those instruments will place at risk a much smaller portion of its assets. In particular, each Fund may use the Derivative Instruments described below:


     OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price.


     OPTIONS ON INDEXES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indexes of debt securities do not exist.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS -- A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     MUNICIPAL DEBT AND INTEREST RATE FUTURES CONTRACTS -- A municipal debt or interest rate futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Currently there is no public market for municipal debt futures contracts.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

     GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.



     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a Fund's ability to use Derivative Instruments will be limited by tax considerations. See 'Taxes.'


     In addition to the products and strategies described below, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other derivative contracts and hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE CONTRACTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument

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
declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.


     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.


     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions -- Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

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     The Funds may purchase or write both exchange-traded and OTC options.
However, exchange-traded or liquid OTC options on municipal debt securities are not currently available. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Funds will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     In the event that options on indices of municipal and non-municipal debt securities become available, a Fund may purchase and write put and call options on such indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.


     GUIDELINES FOR OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:


          1. A Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

          2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written will not exceed 50% of the Fund's net assets.

          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     FUTURES. The Funds may purchase and sell municipal bond index futures contracts, municipal debt futures contracts and interest rate futures contracts. The Funds also may purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell

Hutchins wishes to lengthen the average duration of a Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.


     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. A Fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:


          1. To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by any Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Margo N. Alexander**; 50           Trustee and     Mrs. Alexander is president, chief executive officer
                                    President        and a director of Mitchell Hutchins (since January
                                                     1995) and an executive vice president and director
                                                     of PaineWebber. Mrs. Alexander is president and a
                                                     director or trustee of 29 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Richard Q. Armstrong; 61             Trustee       Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                Enterprises (management consulting firm) (since
Greenwich, CT 06830                                  April 1991 and principal occupation since March
                                                     1995). Mr. Armstrong is also a director of Hi Lo
                                                     Automotive, Inc. He was chairman of the board,
                                                     chief executive officer and co-owner of Adirondack
                                                     Beverages (producer and distributor of soft drinks
                                                     and sparkling/still waters) (October 1993-March
                                                     1995). He was a partner of The New England
                                                     Consulting Group (management consulting firm)
                                                     (December 1992-September 1993). He was managing
                                                     director of LVMH U.S. Corporation (U.S. subsidiary
                                                     of the French luxury goods conglomerate, Luis
                                                     Vuitton Moet Hennessey Corporation) (1987-1991)
                                                     and chairman of its wine and spirits subsidiary,
                                                     Schieffelin & Somerset Company (1987-1991). Mr.
                                                     Armstrong is a director or trustee of 28
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
E. Garrett Bewkes, Jr.**; 70       Trustee and     Mr. Bewkes is a director of Paine Webber Group Inc.
                                 Chairman of the     ('PW Group') (holding company of PaineWebber and
                                     Board of        Mitchell Hutchins). Prior to December 1995, he was
                                     Trustees        a consultant to PW Group. Prior to 1988, he was
                                                     chairman of the board, president and chief
                                                     executive officer of American Bakeries Company.
                                                     Mr. Bewkes is also a director of Interstate
                                                     Bakeries Corporation and NaPro BioTherapeutics,
                                                     Inc. Mr. Bewkes is a director or trustee of 29
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

Richard R. Burt; 50                  Trustee       Mr. Burt is chairman of International Equity
1101 Connecticut Avenue, N.W.                        Partners (international investments and consulting
Washington, D.C. 20036                               firm) (since March 1994) and a partner of McKinsey
                                                     & Company (management consulting firm) (since
                                                     1991). He is also a director of American
                                                     Publishing Company and Archer-Daniels-Midland Co.
                                                     (agricultural commodities). He was the chief
                                                     negotiator in the Strategic Arms Reduction Talks
                                                     with the former Soviet Union (1989-1991) and the
                                                     U.S. Ambassador to the Federal Republic of Germany
                                                     (1985-1989). Mr. Burt is a director or trustee of
                                                     28 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment
                                                     adviser.

Mary C. Farrell**; 47                Trustee       Ms. Farrell is a managing director, senior
                                                     investment strategist and member of the Investment
                                                     Policy Committee of PaineWebber. Ms. Farrell
                                                     joined PaineWebber in 1982. She is a member of the
                                                     Financial Women's Association and Women's Economic
                                                     Roundtable, and is employed as a regular panelist
                                                     on Wall $treet Week with Louis Rukeyser. She also
                                                     serves on the Board of Overseers of New York
                                                     University's Stern School of Business. Ms. Farrell
                                                     is a director or trustee of 28 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Meyer Feldberg; 55                   Trustee       Mr. Feldberg is Dean and Professor of Management of
Columbia University                                  the Graduate School of Business, Columbia
101 Uris Hall                                        University. Prior to 1989, he was president of the
New York, New York 10027                             Illinois Institute of Technology. Dean Feldberg is
                                                     also a director of K-III Communications
                                                     Corporation, Federated Department Stores, Inc. and
                                                     Revlon, Inc. Dean Feldberg is a director or
                                                     trustee of 28 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

George W. Gowen; 67                  Trustee       Mr. Gowen is a partner in the law firm of
666 Third Avenue                                     Dunnington, Bartholow & Miller. Prior to May 1994,
New York, New York 10017                             he was a partner in the law firm of Fryer, Ross &
                                                     Gowen. Mr. Gowen is a director of Columbia Real
                                                     Estate Investments, Inc. Mr. Gowen is a director
                                                     or trustee of 28 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Frederic V. Malek; 60                Trustee       Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue N.W.                        (merchant bank). From January 1992 to November
Suite 350                                            1992, he was campaign manager of Bush-Quayle '92.
Washington, D.C. 20004                               From 1990 to 1992, he was vice chairman and, from
                                                     1989 to 1990, he was president of Northwest
                                                     Airlines Inc., NWA Inc. (holding company of
                                                     Northwest Airlines Inc.) and Wings Holdings Inc.
                                                     (holding company of NWA Inc.). Prior to 1989, he
                                                     was employed by the Marriott Corporation (hotels,
                                                     restaurants, airline catering and contract
                                                     feeding), where he most recently was an executive
                                                     vice president and president of Marriott Hotels
                                                     and Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc. (management
                                                     consulting and computer related services),
                                                     Automatic Data Processing, Inc., CB Commercial
                                                     Group, Inc. (real estate services), Choice Hotels
                                                     International (hotel and hotel franchising), FPL
                                                     Group, Inc. (electric services), Integra, Inc.
                                                     (bio-medical), Manor Care, Inc. (health care),
                                                     National Education Corporation and Northwest
                                                     Airlines Inc. Mr. Malek is a director or trustee
                                                     of 28 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment
                                                     adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Carl W. Schafer; 61                  Trustee       Mr. Schafer is president of the Atlantic Foundation
P.O. Box 1164                                        (charitable foundation supporting mainly
Princeton, New Jersey 08542                          oceanographic exploration and research). He is a
                                                     director of Roadway Express, Inc. (trucking), The
                                                     Guardian Group of Mutual Funds, Evans Systems,
                                                     Inc. (motor fuels, convenience store and
                                                     diversified company), Electronic Clearing House,
                                                     Inc. (financial transactions processing), Wainoco
                                                     Oil Corporation and Nutraceutix, Inc.
                                                     (biotechnology company). Prior to January 1993, he
                                                     was chairman of the Investment Advisory Committee
                                                     of the Howard Hughes Medical Institute. Mr.
                                                     Schafer is a director or trustee of 28 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Cynthia N. Bow; 38                Vice President   Ms. Bow is a vice president and a portfolio manager
                                 (PW Mutual Fund     of Mitchell Hutchins. Ms. Bow has been with
                                   Trust only)       Mitchell Hutchins since 1982. Ms. Bow is a vice
                                                     president of four investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Elbridge T. Gerry III; 40         Vice President   Mr. Gerry is a senior vice president and a portfolio
                                                     manager of Mitchell Hutchins. Prior to January
                                                     1996, he was with J.P. Morgan Private Banking
                                                     where he was responsible for managing municipal
                                                     assets, including several municipal bond funds.
                                                     Mr. Gerry is a vice president of five investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Dennis McCauley; 50               Vice President   Mr. McCauley is a managing director and chief
                                                     investment officer -- fixed income of Mitchell
                                                     Hutchins. Prior to December 1994, he was director
                                                     of fixed income investments of IBM Corporation.
                                                     Mr. McCauley is a vice president of 19 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Ann E. Moran; 39                  Vice President   Ms. Moran is a vice president of the mutual fund
                                  and Assistant      finance division of Mitchell Hutchins. Ms. Moran
                                    Treasurer        is a vice president and assistant treasurer of 29
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Richard S. Murphy; 42             Vice President   Mr. Murphy is a senior vice president and a
                                 (PW Mutual Fund     portfolio manager of Mitchell Hutchins. Prior to
                                   Trust only)       March 1994 Mr. Murphy was a vice president at
                                                     American International Group. Mr. Murphy is a vice
                                                     president of two investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Dianne E. O'Donnell; 44           Vice President   Ms. O'Donnell is a senior vice president and deputy
                                  and Secretary      general counsel of Mitchell Hutchins. Ms.
                                                     O'Donnell is a vice president and secretary of 28
                                                     investment companies and vice president and
                                                     assistant secretary of one investment company for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Emil Polito; 36                   Vice President   Mr. Polito is a senior vice president and director
                                                     of operations and control for Mitchell Hutchins.
                                                     From March 1991 to September 1993 he was director
                                                     of the Mutual Funds Sales Support and Service
                                                     Center for Mitchell Hutchins and PaineWebber. Mr.
                                                     Polito is also a vice president of 29 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 46         Vice President   Ms. Schonfeld is a managing director and general
                                                     counsel of Mitchell Hutchins. Prior to May 1994,
                                                     she was a partner in the law firm of Arnold &
                                                     Porter. Ms. Schonfeld is a vice president of 29
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

Paul H. Schubert; 34              Vice President   Mr. Schubert is a first vice president and the
                                  and Treasurer      director of the mutual fund finance division of
                                                     Mitchell Hutchins. From August 1992 to August
                                                     1994, he was a vice president at BlackRock
                                                     Financial Management L.P. Prior to August 1992, he
                                                     was an audit manager with Ernst & Young LLP. Mr.
                                                     Schubert is a vice president and treasurer of 29
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Barney A. Taglialatela; 36        Vice President   Mr. Taglialatela is a vice president and a manager
                                  and Assistant      of the mutual fund finance division of Mitchell
                                    Treasurer        Hutchins. Prior to February 1995, he was a manager
                                                     of the mutual fund finance division of Kidder
                                                     Peabody Asset Management, Inc. Mr. Taglialatela is
                                                     a vice president of 28 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

William W. Veronda; 51            Vice President   Mr. Veronda is a senior vice president of Mitchell
                                  (PW Municipal      Hutchins. Prior to September 1995, he was a senior
                                   Series only)      vice president and general manager at Invesco
                                                     Funds Group. Mr. Veronda is vice president of one
                                                     investment company for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Keith A. Weller; 35               Vice President   Mr. Weller is a first vice president and associate
                                  and Assistant      general counsel of Mitchell Hutchins. Prior to May
                                    Secretary        1995, he was an attorney in private practice. Mr.
                                                     Weller is a vice president and assistant secretary
                                                     of 28 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment
                                                     adviser.

Ian W. Williams; 39               Vice President   Mr. Williams is a vice president and a manager of
                                  and Assistant      the mutual fund finance division of Mitchell
                                    Treasurer        Hutchins. Prior to June 1992, he was an audit
                                                     senior accountant with Price Waterhouse LLP. Mr.
                                                     Williams is a vice president of 28 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.


------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Trusts as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

     Each Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $1,000 annually for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each Trust presently has two series and thus pays each such trustee $2,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of each Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the Funds, neither Trust requires any employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.

     The table below includes certain information relating to the compensation of each Trust's current trustees who held office with that Trust or with other PaineWebber funds during the fiscal year ended February 28, 1997.

                             COMPENSATION TABLE`D'


                                      AGGREGATE COMPENSATION    AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
                                         FROM PAINEWEBBER       FROM PAINEWEBBER MUTUAL    THE TRUSTS AND THE FUND
     NAME OF PERSON, POSITION           MUNICIPAL SERIES*             FUND TRUST*                 COMPLEX**
-----------------------------------   ----------------------    -----------------------    -----------------------

Richard Q. Armstrong,
  Trustee..........................           $2,483                    $ 2,483                    $59,873
Richard R. Burt,
  Trustee..........................            2,183                      2,183                     51,173
Meyer Feldberg,
  Trustee..........................            4,309                      3,950                     96,181
George W. Gowen,
  Trustee..........................            4,309                      3,950                     92,431
Frederic V. Malek,
  Trustee..........................            4,309                      3,950                     92,431
Carl W. Schafer,
  Trustee..........................            2,483                      2,483                     62,307


------------------

 `D'Only independent members of the board are compensated by the Trusts and identified above; trustees who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended February 28, 1997.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1996; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES


     As of May 31, 1997, the Trusts' records indicate that no shareholder owned more than 5% of a Trust's shares.


               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of California Tax-Free Income Fund and National Tax-Free Income Fund pursuant to a contract dated April 21, 1988 with PaineWebber Mutual Fund Trust, as supplemented by a Fee Agreement dated June 30, 1992 with respect to National Tax-Free Income Fund, and of Municipal High Income Fund and New York Tax-Free Income Fund pursuant to a contract with PaineWebber Municipal Series dated July 1, 1989 (each an 'Advisory Contract' and, collectively, the 'Advisory Contracts'). Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets in the case of California Tax-Free Income Fund and National Tax-Free Income Fund and 0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income Fund.


     Pursuant to the Advisory Contracts, during each of the periods indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:



                                                                  FISCAL YEAR ENDED FEBRUARY 28/29
                                                               --------------------------------------
                                                                  1997          1996          1995
                                                               ----------    ----------    ----------

California Tax-Free Income Fund.............................   $  902,327    $1,116,442    $1,340,491
National Tax-Free Income Fund...............................   $2,022,871    $2,388,482    $2,891,059
Municipal High Income Fund..................................   $  555,499    $  647,537    $  768,555
New York Tax-Free Income Fund...............................   $  312,553    $  380,993    $  481,509
                                                                (of which                   (of which
                                                                 $123,590                     $10,398
                                                               was waived)                 was waived)

     Under a Service Agreement with each Trust pursuant to which PaineWebber provides certain services to the Funds not otherwise provided by the Fund's transfer agent, which agreement is reviewed by each board annually, PaineWebber earned (or accrued) the amounts set forth below during each of the periods indicated:



                                                                  FISCAL YEAR ENDED FEBRUARY 28/29
                                                                  ---------------------------------
                                                                   1997         1996         1995
                                                                  -------      -------      -------

California Tax-Free Income Fund..............................     $16,293      $19,943      $24,838
National Tax-Free Income Fund................................     $43,965      $52,513      $64,620
Municipal High Income Fund...................................     $13,436      $15,997      $19,534
New York Tax-Free Income Fund................................     $ 7,682      $ 9,267      $10,747
                                                                      (of                       (of
                                                                    which                     which
                                                                   $7,682                    $3,734
                                                                      was                       was
                                                                   waived)                   waived)



     Under the terms of the applicable Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a particular Fund are allocated between the appropriate Funds by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees;
(11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.



     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a Fund.

     The following table shows the approximate net assets as of May 31, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                                                    NET ASSETS
                               INVESTMENT CATEGORY                                    ($MIL)
---------------------------------------------------------------------------------   ----------

Domestic (excluding Money Market)................................................   $  5,757.7
Global...........................................................................      3,109.4
Equity/Balanced..................................................................      3,943.5
Fixed Income (excluding Money Market)............................................      4,923.6
Taxable Fixed Income.............................................................      3,379.7
Tax-Free Fixed Income............................................................      1,543.9
Money Market Funds...............................................................     23,869.9



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.


     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B, Class C and Class Y shares of the Funds under separate distribution contracts with each Trust (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Funds. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber, relating to the Class A, Class B, Class C and Class Y shares of each Fund (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell each Fund's shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trusts in the manner prescribed under Rule 12b-1 under the 1940 Act ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the Funds' Class Y shares.


     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not 'interested persons' of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.


     In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of the shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

     Under prior plans of distribution substantially similar to the Class A Plan, each Fund paid Mitchell Hutchins a monthly distribution fee computed at the same rate and in the same manner as the service fees under the Class A Plan.

     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended February 28, 1997:


                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND*
                                                       -----------    -----------    --------------    ------------

Class A.............................................    $ 344,429      $ 730,134        $132,992         $  1,008
Class B.............................................      234,043        462,284         211,056           77,064
Class C.............................................      144,672        495,098         137,105           79,618


------------------


* During the fiscal year shown above, Mitchell Hutchins waived all or a portion of its distribution fees. If such waivers had not been made, for the Class A, Class B and Class C shares, the actual fees that would have been paid by the Fund would have been $65,229, $102,212 and $118,348, respectively.


     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal year ended February 28, 1997:

                                    CLASS A


                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                       -----------    -----------    --------------    ------------
Marketing and advertising...........................      $61,137      $ 120,995        $ 36,895         $ 28,628
Amortization of commissions.........................          N/A            N/A             N/A              N/A
Printing of prospectuses and statements of
  additional information............................        2,225          2,535             454              425
Branch network costs allocated and interest
  expense...........................................      204,591        421,881          74,123           38,068
Service fees paid to PaineWebber investment
  executives........................................      128,246        271,859          49,460           24,287


                                    CLASS B


                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $10,385       $  19,144        $ 14,637         $11,213
Amortization of commissions..........................      87,161         171,578          79,361          37,711
Printing of prospectuses and statements of additional
  information........................................         381             401             183             166
Branch network costs allocated and interest
  expense............................................      42,934          83,251          37,049          18,474
Service fees paid to PaineWebber investment
  executives.........................................      21,781          43,025          19,618           9,515


                                    CLASS C


                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $ 8,551       $  27,351        $ 12,672         $17,312
Amortization of commissions..........................      35,954         122,622          33,988          29,366
Printing of prospectuses and statements of additional
  information........................................         322             573             159             257
Branch network costs allocated and interest
  expense............................................      28,901          96,208          25,709          23,238
Service fees paid to PaineWebber investment
  executives.........................................      17,953          61,440          16,992          14,683

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.


     In approving the Funds' overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders; (2) facilitate distribution of the Funds' shares; and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.



     In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Funds than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (4) the services provided to each Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.



     In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.



     In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service-and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.


     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.



     Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:


                        CALIFORNIA TAX-FREE INCOME FUND


                                                                             FISCAL YEARS ENDED FEBRUARY 28/29
                                                                             ---------------------------------
                                                                               1997        1996         1995
                                                                             --------     -------     --------

Earned...................................................................    $ 56,842     $57,198     $ 88,183
Retained.................................................................       4,798       1,224        6,470


                         NATIONAL TAX-FREE INCOME FUND


                                                                             FISCAL YEARS ENDED FEBRUARY 28/29
                                                                             ---------------------------------
                                                                               1997        1996         1995
                                                                             --------     -------     --------

Earned...................................................................    $148,485     $66,206     $195,108
Retained.................................................................       1,253       1,026       14,852


                           MUNICIPAL HIGH INCOME FUND


                                                                             FISCAL YEARS ENDED FEBRUARY 28/29
                                                                             ---------------------------------
                                                                               1997        1996         1995
                                                                             --------     -------     --------

Earned...................................................................    $ 23,894     $52,683     $ 59,937
Retained.................................................................       1,867         964        4,449


                         NEW YORK TAX-FREE INCOME FUND


                                                                             FISCAL YEARS ENDED FEBRUARY 28/29
                                                                             ---------------------------------
                                                                               1997        1996         1995
                                                                             --------     -------     --------

Earned...................................................................    $ 11,290     $14,417     $ 38,348
Retained.................................................................         838       1,034        2,923


     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 28, 1997:


                                         CALIFORNIA         NATIONAL           MUNICIPAL           NEW YORK
                                          TAX-FREE          TAX-FREE              HIGH             TAX-FREE
                                         INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
                                         -----------       -----------       --------------       -----------

Class A............................       $       0         $       0           $      0            $     0
Class B............................         109,202           198,658            106,470             56,407
Class C............................           4,065             8,449                  0              1,393


                             PORTFOLIO TRANSACTIONS


     Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Each Fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Since inception, the Funds have not paid any brokerage commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by dealers or brokers with or through which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Funds. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

     Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund involved and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     No Fund will purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to a Fund.

     PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


     During the periods indicated, the portfolio turnover rates for each Fund were as set forth below:



                                                               PORTFOLIO TURNOVER RATES FOR THE
                                                                  YEARS ENDED FEBRUARY 28/29
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------

California Tax-Free Income Fund...........................          73%                 32%
National Tax-Free Income Fund.............................          81%                 74%
Municipal High Income Fund................................          64%                 48%
New York Tax-Free Income Fund.............................          40%                 13%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of shares of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee, and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.


     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five business days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends but redemption proceeds, with the tax consequences described under 'Dividends and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.


     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described below under 'Taxes'.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA'r')

     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA Accountholders') through the RMA Resource Accumulation Plan ('Plan'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at anytime, but may take up to two weeks to become effective.

     The terms of the Plan or an RMA accountholder's participation in the Plan may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

      monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

      comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

      automatic 'sweep' of uninvested cash into the RMA accountholder's choice of the six RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA

      Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

      check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

      Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

      24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

      expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

      automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES


     Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset value per share of each of the two Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If a shareholder acquired Class B shares of a Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion is determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also converts to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


     Under normal circumstances, the net asset values per share of the two Classes of each Fund will be the same. However, if a Fund's accrued expenses on any Business Day were to exceed the Fund's accrued income for that Business Day, the net asset value per share of the Class B shares could be lower than that of the Class A shares because of the higher ongoing expenses borne by the Class B shares. If such a divergence existed on a conversion date, a shareholder would receive fewer Class A shares than the number of Class B shares converted, although the dollar value would be the same. Mitchell Hutchins considers the possibility of such an occurrence to be remote.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES


     Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Securities that are listed on exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market are valued at the last available sale price on The Nasdaq Stock Market at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.


     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the applicable board determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith by or under the direction of each board.


                            PERFORMANCE INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in a Fund's Performance Advertisements are calculated according to the following formula:

P(1 + T)n = ERV

where:     P   =    a hypothetical initial payment of $1,000 to purchase shares of a specified Class

           T   =    average annual total return of shares of that Class

           n   =    number of years

           ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for the Class A, Class B, Class C (formerly Class D) and Class Y shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                                    CALIFORNIA TAX-FREE                              NATIONAL TAX-FREE
                                        INCOME FUND                                     INCOME FUND
                        -------------------------------------------     -------------------------------------------
                        CLASS A     CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                        -------     -------     -------     -------     -------     -------     -------     -------

One year ended
 February 28, 1997:
 Standardized
   Return*..........     (0.24)%     (1.86)%      2.55%        N/A       (0.07)%     (1.65)%      2.86%       4.32%
 Non-Standardized
   Return...........      3.92%       3.14%       3.30%        N/A        4.14%       3.35%       3.61%       4.32%
Five years ended
 February 28, 1997:
 Standardized
   Return*..........      5.02%       4.78%        N/A         N/A        5.33%       5.07%        N/A         N/A
 Non-Standardized
   Return...........      5.89%       5.11%        N/A         N/A        6.20%       5.40%        N/A         N/A
Ten years or since
 inception** to
 February 28, 1997:
 Standardized
   Return*..........      5.83%       5.43%       4.79%        N/A        8.21%       5.71%       4.98%       4.56%
 Non-Standardized
   Return...........      6.27%       5.57%       4.79%        N/A        8.58%       5.85%       4.98%       4.56%

                                  MUNICIPAL HIGH                                NEW YORK TAX-FREE
                                   INCOME FUND                                     INCOME FUND
                        ------------------------------------------     -------------------------------------------
                        CLASS A    CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                        -------    -------     -------     -------     -------     -------     -------     -------
One year ended
 February 28, 1997:
 Standardized
   Return*..........   2.34%       0.82%       5.33%        N/A        0.31%      (1.38)%      3.23%        N/A
 Non-Standardized
   Return...........   6.61%       5.82%       6.08%        N/A        4.49%       3.62%       3.98%        N/A
Five years ended
 February 28, 1997:
 Standardized
   Return*..........   6.09%       5.85%        N/A         N/A        5.96%       5.69%        N/A         N/A
 Non-Standardized
   Return...........   6.96%       6.16%        N/A         N/A        6.82%       6.01%        N/A         N/A
Ten years or since
 inception** to
 February 28, 1997:
 Standardized
   Return*..........   7.65%       6.53%       5.53%        N/A        7.03%       6.38%       5.45%        N/A
 Non-Standardized
   Return...........   8.10%       6.66%       5.53%        N/A        7.54%       6.51%       5.45%        N/A


------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.


** The inception dates for the classes of shares are as follows:



                                CLASS A           CLASS B         CLASS C           CLASS Y
                          -------------------  --------------  --------------  ------------------

California Tax-Free
  Income Fund............ September 16, 1985    July 1, 1991    July 2, 1992          N/A
National Tax-Free Income
  Fund...................  December 3, 1984     July 1, 1991    July 2, 1992    November 3, 1995
Municipal High Income
  Fund...................    June 23, 1987      July 1, 1991    July 2, 1992          N/A
New York Tax-Free Income
  Fund................... September 23, 1988    July 1, 1991    July 2, 1992          N/A


     YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B, Class C shares (formerly Class D shares), and Class Y shares) at the end of the Period. Yield quotations are calculated according to the following formula:


            a-b
           ----
YIELD = 2 [(cd)'pp'6 -1]

Where: a  =  interest earned during the Period attributable to a Class of shares

       b       =      expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
       c       =      the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends
       d       =      the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by a Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula), a Fund's current maximum 4% initial sales charge on Class A shares is included. The Funds had the following yields for the 30-day period ended February 28, 1997:


                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                   -------    -------    -------    -------

California Tax-Free Income Fund.................................     4.44%      3.85%      4.10%       N/A
National Tax-Free Income Fund...................................     4.52       3.94       4.18       4.96%
Municipal High Income Fund......................................     5.30       4.75       5.01        N/A
New York Tax-Free Income Fund...................................     4.53       3.98       4.21        N/A


     Tax-exempt yield is calculated according to the same formula except that variable 'a' equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:
                            E
                        ( ______)+t
TAX EQUIVALENT YIELD=     l - p



    E    =    tax-exempt yield of a Class of shares
    p    =    stated income tax rate
    t    =    taxable yield of a Class of shares

     The tax-equivalent yield of California Tax-Free Income Fund assumes a 46.24% combined effective California and federal tax rate. The tax-equivalent yield of New York Tax-Free Income Fund assumes a 46.88% effective New York State, New York City and federal tax rate. The tax-equivalent yield of each of National Tax-Free Income Fund and Municipal High Income Fund assumes a 39.6% effective federal tax rate.

     The Funds had the following tax-equivalent yields for the 30-day period ended February 28, 1997:


                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                     -------    -------    -------    -------

California Tax-Free Income Fund...................................     8.26%      7.16%      7.63%       N/A
National Tax-Free Income Fund.....................................     7.48       6.52       6.92       8.21%
Municipal High Income Fund........................................     8.77       7.87       8.29        N/A
New York Tax-Free Income Fund.....................................     8.53       7.49       7.93        N/A


     OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indexes, including (but not limited to) the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500

Composite Stock Price Index, the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.



     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.



     Each Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.


                                     TAXES

     FEDERAL TAXES. In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code plus its investment company taxable income (consisting generally of taxable net investment income plus net short-term capital gain) and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, 'substantial user' is defined to include a 'non-exempt person' who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described in the Prospectus; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.


     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


     If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an 'exempt-interest dividend' (as described in the Prospectus). The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as exempt-interest may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.



     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Each Fund invests almost exclusively in debt securities and Derivative Instruments and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by any Fund is eligible for the dividends-received deduction allowed to corporations.


     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     CALIFORNIA TAXES. Individual shareholders of California Tax-Free Income Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on obligations of U.S. possessions or territories) ('exempt-interest dividends'), provided that the Fund qualifies as a RIC under the Internal Revenue Code and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation under the laws or Constitution of California or the laws of the United States. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions by California Tax-Free Income Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. Moreover, under California legislation incorporating certain portions of the provisions of the Internal Revenue Code applicable to RICs, amounts treated as capital gain distributions for federal income tax purposes generally will be treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the California alternative minimum tax.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of California Tax-Free Income Fund will not be deductible for California personal income tax purposes.

     Shares of California Tax-Free Income Fund will not be subject to the California property tax.


     NEW YORK TAXES. Individual shareholders of New York Tax-Free Income Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including the City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC under the Internal Revenue Code and satisfies the requirements that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income. Distributions to individual shareholders by the Fund which represent long-term capital gains for federal income tax purposes will be treated as long-term capital gains for New York State and City personal income tax purposes. (Certain undistributed capital gains of the Fund that are treated as

(taxable) long-term capital gains in the hands of shareholders will be treated as long-term capital gains for New York State and City personal income taxes.)


     Shareholders of New York Tax-Free Income Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.


     Shareholders of New York Tax-Free Income Fund will not be subject to the unincorporated business taxation imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by the Fund will be subject to such tax except, in general to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).


     Shares of New York Tax-Free Income Fund will not be subject to property taxes imposed by New York State or the City.


     Interest on indebtedness incurred by shareholders to purchase or carry shares of the New York Tax-Free Income Fund (and certain other expenses relating thereto) generally will not be deductible for New York State and City personal income tax purposes.


     Interest income of New York Tax-Free Income Fund which is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

     The foregoing is a general summary of certain provisions of federal, California and New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of the Funds. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.


     TAX-FREE INCOME VS. TAXABLE INCOME-NATIONAL TAX-FREE INCOME FUND AND MUNICIPAL HIGH INCOME FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 1996, or single individuals with taxable income of $55,000 in 1996, whose investments earn a 6% tax-free yield, would have had to earn approximately an 8.33% taxable yield to receive the same benefit.


               TABLE I. 1996 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


       TAXABLE INCOME (000'S)                                          A TAX-FREE YIELD OF
-------------------------------------                     ---------------------------------------------
     SINGLE               JOINT           FEDERAL TAX
     RETURN               RETURN            BRACKET       4.00%     5.00%     6.00%     7.00%     8.00%
                                                          -----     -----     -----     -----     -----
                                                          IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$      0 -  24.0     $      0 -  40.1        15.00%       4.71 %    5.88 %    7.06 %     8.24%     9.41%
    24.0 -  58.2         40.1 -  96.9        28.00        5.56      6.94      8.33       9.72     11.11
    58.2 - 121.3         96.9 - 147.7        31.00        5.80      7.25      8.70      10.14     11.59
   121.3 - 263.8        147.7 - 263.8        36.00        6.25      7.81      9.38      10.94     12.50
     Over $263.8          Over $263.8        39.60        6.62      8.28      9.93      11.59     13.25


------------

* See note following Table III.


     TAX-FREE INCOME VS. TAXABLE INCOME-CALIFORNIA TAX-FREE INCOME FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1996 individual federal and 1997 California personal income tax rates. For example, a California couple with taxable income of $90,000, or a single California individual with taxable income of $55,000, whose investments earn a 6% tax-free yield, would have had to earn a 9.19% taxable yield to receive the same benefit.

       TABLE II. 1996 FEDERAL AND CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


     (See notes 1-4 below)


                                           EFFECTIVE
       TAXABLE INCOME (000'S)             CALIFORNIA
-------------------------------------         AND                      A TAX-FREE YIELD OF
     SINGLE               JOINT           FEDERAL TAX     ---------------------------------------------
     RETURN               RETURN            BRACKET       4.00%     5.00%     6.00%     7.00%     8.00%
                                                          -----     -----     -----     -----     -----
                                                          IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$   18.4 -  24.0     $   36.7 -  40.1        20.10%       5.01 %    6.26 %     7.51%     8.76%    10.01%
    24.0 -  25.5         40.1 -  51.0        32.32        5.91      7.39       8.87     10.34     11.82
    25.5 -  32.2         51.0 -  64.4        33.76        6.04      7.55       9.06     10.57     12.08
    32.2 -  58.2         64.4 -  96.9        34.70        6.13      7.66       9.19     10.72     12.25
    58.2 - 121.3         96.9 - 147.7        37.42        6.39      7.99       9.59     11.19     12.78
   121.3 - 263.8        147.7 - 263.8        41.95        6.89      8.61      10.34     12.06     13.78
     Over $263.8          Over $263.8        45.22        7.30      9.13      10.95     12.78     14.60


1. Net amount subject to federal income tax after deductions and exemptions. Assumes that all income is ordinary income.


2. The income ranges shown reflect federal and California income brackets for 1996. Inflation adjusted income brackets for 1997 are not yet available.



3. Excludes the impact of the phase out of personal exemptions, limitations on itemized deductions and other credits, exclusions and adjustments that may increase a taxpayer's marginal tax rate as well as the effect of certain levels of income (including tax exempt income) on the taxability of social security payments.


------------

*  See note following Table III.


     TAX-FREE INCOME VS. TAXABLE INCOME-NEW YORK TAX-FREE INCOME FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 1996 federal individual, and New York State and New York City personal, income tax rates. For example, a New York City couple with taxable income of $90,000 in 1996, whose investments earn a 4% tax-free yield, would have had to earn a 6.24% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1996 would have had to earn a 5.98% taxable yield to realize a 4% tax-free yield.



     Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 1996, who lives in New York City and whose investments earn a 4% tax-free yield, would have had to earn a 6.24% taxable yield to receive the same benefit. A single individual with taxable income of $55,000 in 1996, who lives in New York State outside of New York City, would have had to earn a 5.98% taxable yield to realize a 4% tax-free yield.


       TABLE III. 1996 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*


                                               COMBINED
          TAXABLE INCOME (000'S)               FEDERAL/
------------------------------------------     NYS/NYC                  A TAX-FREE YIELD OF
       SINGLE                  JOINT             TAX       ---------------------------------------------
       RETURN                  RETURN          BRACKET     4.00%     5.00%     6.00%     7.00%     8.00%
                                                           -----     -----     -----     -----     -----
                                                           IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
---------------------     ----------------     -------     ---------------------------------------------

$           0 -  24.0     $      0 -  40.1      24.33%     5.29 %    6.61 %     7.93%     9.25%    10.57%
         24.0 -  58.2         40.1 -  96.9      35.91      6.24      7.80       9.36     10.92     12.48
         58.2 - 121.3         96.9 - 147.7      38.61      6.52      8.15       9.77     11.40     13.03
        121.3 - 263.8        147.7 - 263.8      43.06      7.03      8.78      10.54     12.29     14.05
          Over $263.8          Over $263.8      46.27      7.44      9.30      11.17     13.03     14.89


       TAXABLE INCOME (000'S)
-------------------------------------      COMBINED                    A TAX-FREE YIELD OF
     SINGLE               JOINT           FEDERAL/NYS     ---------------------------------------------
     RETURN               RETURN          TAX BRACKET     4.00%     5.00%     6.00%     7.00%     8.00%
                                                          -----     -----     -----     -----     -----
                                                          IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------

$      0 -  24.0     $      0 -  40.1        21.06%       5.07 %    6.33 %     7.60%     8.87%    10.13%
    24.0 -  58.2         40.1 -  96.9        33.13        5.98      7.48       8.97     10.47     11.96
    58.2 - 121.3         96.9 - 147.7        35.92        6.24      7.80       9.36     10.92     12.48
   121.3 - 263.8        147.7 - 263.8        40.56        6.73      8.41      10.09     11.78     13.46
     Over $263.8          Over $263.8        43.90        7.13      8.91      10.70     12.48     14.26


------------


The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and, in the case of California Tax-Free Income Fund, from California personal income tax and, in the case of New York Tax-Free Income Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date.



* Certain simplifying assumptions have been made. Any particular taxpayer's effective tax rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the AMT, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, New York State and New York City personal income taxes in the case of Tables II and III).


                               OTHER INFORMATION

     The names of the Trusts are PaineWebber Mutual Fund Trust and PaineWebber Municipal Series. Prior to April 6, 1992, the name of PaineWebber Mutual Fund Trust was PaineWebber California Tax-Free Income Fund and its sole operating series was designated as 'Initial Series.' Prior to June 30, 1992, National Tax-Free Income Fund was a series of a different Massachusetts business trust, PaineWebber Managed Municipal Trust. Prior to November 10, 1995, the Funds' Class C shares were known as 'Class D' shares.


     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, each Trust's Declaration of Trust disclaims shareholder liability for the obligations of the Trust or a Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust's trustees or by any officers or officer by or on behalf of a Fund, the trustees or any of them in connection with the Fund. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of a Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.



     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by other classes. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge.

Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800 serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Tax-Free Income Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103, serves as counsel to New York Tax-Free Income Fund with respect to New York law.


     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS

     The Funds' Annual Report to Shareholders for the fiscal year ended February 28, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                      [This page intentionally left blank]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                                PAGE
                                                ----

Investment Policies and Restrictions.........     1
Hedging and Other Strategies Using Derivative
  Instruments................................    25
Trustees and Officers; Principal Holders of
  Securities.................................    30
Investment Advisory and Distribution
  Arrangements...............................    36
Portfolio Transactions.......................    41
Reduced Sales Charges, Additional Exchange
  and Redemption Information and Other
  Services...................................    43
Conversion of Class B Shares.................    46
Valuation of Shares..........................    47
Performance Information......................    47
Taxes........................................    50
Other Information............................    55
Financial Statements.........................    56


'c'1997 PaineWebber Incorporated



                                                          PaineWebber California
                                                            Tax-Free Income Fund

                                                            PaineWebber National
                                                            Tax-Free Income Fund

                                                           PaineWebber Municipal
                                                                High Income Fund

                                                            PaineWebber New York
                                                            Tax-Free Income Fund

                                                   -----------------------------

                                             Statement of Additional Information
                                                                    July 1, 1997

                                                   -----------------------------


                                                                     PAINEWEBBER

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


(a)  Financial Statements:   (filed herewith)


        PaineWebber California Tax-Free Income Fund
        -------------------------------------------

        Included in Part A of this Registration Statement:

               Financial Highlights for one Class A share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, and for each of the six years in the period ended November 30, 1992.

               Financial Highlights for one Class B share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, for the year ended November 30, 1992 and for the period July 1, 1991 (commencement of offering) to November 30, 1991.

               Financial Highlights for one Class C share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993 and for the period July 2, 1992 (commencement of offering) to November 30, 1992.

        Included in Part B of this Registration Statement through incorporation by reference from the Annual Report to Shareholders (previously filed with the Securities and Exchange Commission through EDGAR on April 29, 1997 Accession No.:0000769894-97-00001).

               Portfolio of Investments at February 28, 1997.

               Statement of Assets and Liabilities at February 28, 1997.

               Statement of Operations for the year ended February 28, 1997.

               Statement of Changes in Net Assets for the two years in the period ended February 28, 1997.

               Notes to Financial Statements

               Financial Highlights for one Class A share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993 and for the year ended November 30, 1992.

               Financial Highlights for one Class B share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, and for the year ended November 30, 1992.

               Financial Highlights for one Class C share of the Fund for each of the four years ended February 28, 1997, for the three months ended February 28, 1993 and for the period July 2, 1992 (commencement of offering) to November 30, 1992.


               Report of Ernst & Young LLP, Independent Auditors, dated April 7, 1997 relating to PaineWebber Mutual Fund Trust (comprised of

               PaineWebber California Tax-Free Income Fund and PaineWebber National Tax-Free Income Fund).


        PaineWebber National Tax-Free Income Fund
        -----------------------------------------

        Included in Part A of this Registration Statement:

               Financial Highlights for one Class A share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, and for each of the six years in the period ended November 30, 1992.

               Financial Highlights for one Class B share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, for the year ended November 30, 1992 and for the period July 1, 1991 (commencement of offering) to November 30, 1991.

               Financial Highlights for one Class C share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993 and for the period July 2, 1992 (commencement of offering) to November 30, 1992.

               Financial Highlights for one Class Y share of the Fund for the year ended February 28, 1997 and for the period November 3, 1995 (commencement of offering) to February 29, 1996.


        Included in Part B of this Registration Statement through incorporation by reference from the Annual Report to Shareholders (previously filed with the Securities and Exchange Commission through Edgar on April 29, 1997 Accession No.:0000769894-97-00001).

               Portfolio of Investments at February 28, 1997.

               Statement of Assets and Liabilities at February 28, 1997.

               Statement of Operations for the year ended February 28, 1997.

               Statement of Changes in Net Assets for the two years in the period ended February 28, 1997.

               Notes to Financial Statements

               Financial Highlights for one Class A share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993 and for the year ended November 30, 1992.

               Financial Highlights for one Class B share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993, and for the year ended November 30, 1992.

               Financial Highlights for one Class C share of the Fund for each of the four years in the period ended February 28, 1997, for the three months ended February 28, 1993 and for the period July 2, 1992 (commencement of offering) to November 30, 1992.

               Financial Highlights for one Class Y share of the Fund for the year ended February 28, 1997 and for the period November 3, 1995 (commencement of offering) to February 29, 1996.


               Report of Ernst & Young LLP, Independent Auditors, dated April 7, 1997 relating to PaineWebber Mutual Fund Trust (comprised of PaineWebber California Tax-Free Income Fund and PaineWebber National Tax-Free Income Fund).


b)   Exhibits:

     (1)  (a) Declaration of Trust 1/
          (b) Amendment effective January 28, 1988 to Declaration of Trust 2/
          (c) Amendment effective March 21, 1991 to Declaration of Trust 9/
          (d) Amendment effective July 1, 1991 to Declaration of Trust 11/
          (e) Amendment effective April 6, 1992 to Declaration of Trust 14/
          (f) Amendment effective June 30, 1992 to Declaration of Trust 15/
          (g) Amendment effective July 20, 1995 to Declaration of Trust 19/
          (h) Amendment effective November 10, 1995 to Declaration of Trust 21/
     (2)  (a) By-Laws 1/
          (b) Amendment dated March 19, 1991 to By-Laws 9/
          (c) Amendment dated September 28, 1994 to By-Laws 18/
     (3)  Voting trust agreement - none
     (4) Instruments defining the rights of holders of Registrant's shares of beneficial interest 17/
     (5)  Investment Advisory and Administration Contract 6/
     (6)  (a) Distribution Contract (Class A Shares) 16/
          (b) Distribution Contract (Class B Shares) 6/
          (c) Distribution Contract (Class C Shares) 1/
          (d) Distribution Contract (Class Y Shares) 21/
          (e) Exclusive Dealer Agreement (Class A Shares) 16/
          (f) Exclusive Dealer Agreement (Class B Shares) 16/
          (g) Exclusive Dealer Agreement (Class C Shares) 21/
          (h) Exclusive Dealer Agreement (Class Y Shares) 21/
     (7)  Bonus, profit sharing or pension plans - none
     (8)  Custodian Agreement 3/
     (9)  (a) Transfer Agency and Service Contract 8/
          (b) Service Contract 7/
     (10) (a) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to Class A, B and C shares 14/
          (b) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to Class Y shares of PaineWebber National Tax-Free
              Income Fund 19/
          (c) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to Class Y shares of PaineWebber California
              Tax-Free Income Fund 21/

     (11) Other opinions, appraisals, rulings, and consents:
          (a) Independent Auditor's Consent (filed herewith)
          (b) Consent of Special Counsel with respect to California law (filed herewith)

     (12) Financial statements omitted from prospectus - none
     (13) Letter of investment intent 4/
     (14) Prototype Retirement Plan 5/

     (15) (a) Plan of Distribution pursuant  to Rule 12b-1 (Class A Shares) 11/
          (b) Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) 11/
          (c) Plan of Distribution pursuant to rule 12b-1 (Class C Shares) 15/
     (16) (a) Schedule for Computation of Performance Quotations for Class A
              shares of PaineWebber California Tax-Free Income Fund 9/
          (b) Schedule for Computation of Performance Quotations for Class B
              shares of PaineWebber California Tax-Free Income Fund 11/
          (c) Schedule for Computation of Performance Quotations for Class A
              shares of PaineWebber National Tax-Free Income Fund 12/
          (d) Schedule for Computation of Performance Quotations for Class B shares of PaineWebber National Tax-Free Income Fund 13/
          (e) Schedule for Computation of Performance Quotations for Class C
              sharesof PaineWebber California Tax-Free Income Fund 15/
          (f) Schedule for Computation of Performance Quotations for Class C
              shares of PaineWebber National Tax-Free Income Fund 15/
          (g) Schedule for Computation of Performance Quotations for Class Y shares of PaineWebber National Tax-Free Income Fund 21/

(17) and (27) Financial Data Schedule (filed herewith)

         (18) Plan pursuant to Rule 18f-3 22/

-------------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 3 to registration statement, SEC File No. 2-98149, filed January 30, 1987.

2/ Incorporated by reference from Post-Effective Amendment No. 6 to registration statement, SEC File No. 2-98149, filed March 31, 1988.

3/ Incorporated by reference from Post-Effective Amendment No. 5 to registration statement, SEC File No. 2-98149, filed February 1, 1988.

4/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 2-98149, filed August 30, 1985.

5/ Incorporated by reference from Post-Effective Amendment No. 20 of PaineWebber Managed Investments Trust, SEC File No. 2-91362, filed April 1, 1992.

6/ Incorporated by reference from Post-Effective Amendment No. 7 to registration statement, SEC File No. 2-98149, filed March 31, 1989.

7/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 2-98149, filed March 30, 1990.

8/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 2-98149, filed February 1, 1991.

9/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 2-98149, filed March 28, 1991.

10/ Incorporated by reference from Post-Effective Amendment No. 11 to registration statement, SEC File No. 2-98149, filed April 29, 1991.

11/ Incorporated by reference from Post-Effective Amendment No. 12 to registration statement, SEC File No. 2-98149, filed March 31, 1992.

12/ Incorporated by reference from Post-Effective Amendment No. 20 to registration statement of PaineWebber Managed Municipal Trust, SEC File No. 2-89016, filed March 28, 1991.

13/ Incorporated by reference from Post-Effective Amendment No. 23 to registration statement of PaineWebber Managed Municipal Trust, SEC File No. 2-89016, filed March 31, 1992.

14/ Incorporated by reference from Post-Effective Amendment No. 13 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.2-98149, filed April 29, 1992.

15/ Incorporated by reference from Post-Effective Amendment No. 14 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed April 1, 1993.

16/ Incorporated by reference from Post-Effective Amendment No. 16 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed July 1, 1994.

17/ Incorporated by reference from Articles III, VIII, IX, X and XI of
    Registrant's Declaration of Trust, as amended effective January 28, 1988, March 21, 1991, July 1, 1991, April 6, 1992, June 30, 1992, July 20, 1995,
    and November 10, 1995, and from Articles II, VII, X of the Registrant's By-Laws, as amended September 28, 1994.

18/ Incorporated by reference from Post-Effective Amendment No. 17 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 30, 1995.

19/ Incorporated by reference from Post-Effective Amendment No. 18 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed August 31, 1995.

20/ Incorporated by reference from Post-Effective Amendment No. 20 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed April 25, 1996.

21/ Incorporated by reference from Post-Effective Amendment No. 21 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed July 1, 1996.

22/ Incorporated by reference from Post-Effective Amendment No. 22 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed September 23, 1996.


Item 25.  Persons Controlled by or under

          Common Control with Registrant
          ------------------------------

          None.

Item 26.  Number of Holders of Securities
          --------------------------------


                                            Number of Record Shareholders
                                                        as of
           Title of Class                           May 30, 1997
           --------------                           -------------
Shares of beneficial interest,
par value $.001 per share

PaineWebber California Tax-Free
Income Fund

        Class A Shares                                  2,442
        Class B Shares                                    634
        Class C Shares                                    547
        Class Y Shares                                      0
PaineWebber National Tax-Free Income
Fund

        Class A Shares                                  7,206
        Class B Shares                                  1,337
        Class C Shares                                  2,185
        Class Y Shares                                     13



Item 27.  Indemnification
          ---------------

     Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

     Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

        Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

        Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        Section 9 of the Investment Advisory and Administration Contract (the "Contract") provides that Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

        Section 9 of each Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins, its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Distribution Contract.

        Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

        Section 6 of the Service Contract provides that PaineWebber shall be indemnified and held harmless by the Registrant against all liabilities, except those arising out of bad faith, gross negligence, willful misfeasance or reckless disregard of its duties under the Service Contract.

        Section 10 of the Distribution Contract and Section 7 of the Service Contract contain provisions similar to that of Section 10 of the Investment Advisory and Administration Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

        Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 29. Principal Underwriters
         -----------------------

(a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

               ALL AMERICAN TERM TRUST INC.
               GLOBAL HIGH INCOME DOLLAR FUND INC.
               GLOBAL SMALL CAP FUND INC.
               INSURED MUNICIPAL INCOME FUND INC.
               INVESTMENT GRADE INCOME FUND INC.
               MANAGED HIGH YIELD FUND INC.
               PAINEWEBBER AMERICA FUND
               PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
               PAINEWEBBER INVESTMENT SERIES
               PAINEWEBBER INVESTMENT TRUST
               PAINEWEBBER INVESTMENT TRUST II
               PAINEWEBBER MANAGED ASSETS TRUST
               PAINEWEBBER MANAGED INVESTMENTS TRUST
               PAINEWEBBER MASTER SERIES, INC.
               PAINEWEBBER MUNICIPAL SERIES
               PAINEWEBBER MUTUAL FUND TRUST
               PAINEWEBBER OLYMPUS FUN

               PAINEWEBBER SECURITIES TRUST
               PAINEWEBBER SERIES TRUST
               STRATEGIC GLOBAL INCOME FUND, INC.
               TRIPLE A AND GOVERNMENT SERIES - 1997, INC.
               2002 TARGET TERM TRUST INC.

(b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (Registration Number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant. Unless otherwise indicated, the principal business address of each person named is 1285 Avenue of the Americas, New York, New York 10019.



                                                           Positions and Office With
                                    Position With          Underwriter or Exclusive
Name                                Registrant             Dealer
----                                -------------          --------------------------
Margo N. Alexander                  Trustee and            Director, President, and Chief
                                    President (Chief       Executive Officer of Mitchell
                                    Executive Officer)     Hutchins; Executive Vice
                                                           President and a Director of
                                                           PaineWebber

Mary C. Farrell                     Trustee                Managing Director, Senior
                                                           Investment Strategist and Member
                                                           of the Investment Policy
                                                           Committee of PaineWebber

Cynthia Bow                         Vice President         First Vice President and a
                                                           Portfolio Manager of Mitchell
                                                           Hutchins

Elbridge T Gerry III                Vice President         Senior Vice President and a
                                                           Portfolio Manager of Mitchell
                                                           Hutchins

Dennis McCauley                     Vice President         Managing Director and Chief
                                                           Investment Officer - Fixed
                                                           Income of Mitchell Hutchins

Ann E. Moran                        Vice President and     Vice President of Mitchell
                                    Assistant Treasurer    Hutchins


Richard S. Murphy                   Vice President         Senior Vice President and a
                                                           Portfolio Manager of Mitchell
                                                           Hutchins

                                                           Positions and Office With
                                    Position With          Underwriter or Exclusive
Name                                Registrant             Dealer
----                                -------------          --------------------------


Dianne E. O'Donnell                Vice President and      Senior Vice President and Deputy
                                    Secretary              General Counsel of Mitchell
                                                           Hutchins

Emil Polito                         Vice President         Senior Vice President and
                                                           Director of Operations and
                                                           Control for Mitchell Hutchins

Victoria E. Schonfeld               Vice President         Managing Director and General
                                                           Counsel of Mitchell Hutchins


Paul H. Schubert                    Vice President and     First Vice President and
                                    Treasurer              Director of the Mutual Fund
                                                           Finance Division of Mitchell
                                                           Hutchins

Barney A. Taglialatela              Vice President and     Vice President and a Manager of
                                    Assistant Treasurer    the Mutual Fund Finance Division
                                                           of Mitchell Hutchins

Keith A. Weller                     Vice President and     First Vice President and
                                    Assistant Secretary    Associate General Counsel of
                                                           Mitchell Hutchins

Ian W. Williams                     Vice President and     Vice President and a Manager of
                                    Assistant Treasurer    the Mutual Fund Finance Division
                                                           of Mitchell Hutchins



c) None

Item 30.  Location of Accounts and Records
          --------------------------------
        The books and other documents required by paragraphs (b)(4), (c) and (d)
of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins Asset Management Inc., 1285 Avenue of
the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 31.  Management Services
          -------------------
        Not applicable.

Item 32.  Undertakings
          ------------
        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.



                                      C-10







                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of June, 1997.

                                    PAINEWEBBER MUTUAL FUND TRUST

                                    By:     /s/ Dianne E. O'Donnell
                                            ----------------------------
                                            Dianne E. O'Donnell
                                            Vice President and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                        Title                             Date
---------                        -----                             ----
/s/ Margo N. Alexander           President and Trustee             June 26, 1997
-----------------------------    (Chief Executive Officer)
Margo N. Alexander *

/s/ Garrett Bewkes, Jr.          Trustee and Chairman              June 26, 1997
-----------------------------    of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong         Trustee                           June 26, 1997
-----------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt              Trustee                           June 26, 1997
-----------------------------
Richard R. Burt *

/s/ Mary C. Farrell              Trustee                           June 26, 1997
-----------------------------
Mary C. Farrell *

/s/ Meyer Feldberg               Trustee                           June 26, 1997
-----------------------------
Meyer Feldberg *

/s/ George W. Gowen              Trustee                           June 26, 1997
-----------------------------
George W. Gowen *

/s/ Frederic V. Malek            Trustee                           June 26, 1997
-----------------------------
Frederic V. Malek *

/s/ Carl W. Schafer              Trustee                           June 26, 1997
-----------------------------
Carl W. Schafer *

/s/ Paul H. Schubert             Vice President and Treasurer      June 26, 1997
-----------------------------    (Chief Financial and Accounting
Paul H. Schubert                 Officer)












                             SIGNATURES (CONTINUED)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May
21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File
2-89016, filed June 27, 1996.














                          PAINEWEBBER MUTUAL FUND TRUST
                                  EXHIBIT INDEX

Exhibit
Number
-------
      (1)  (a) Declaration of Trust 1/
           (b) Amendment effective January 28, 1988 to Declaration of Trust 2/
           (c) Amendment effective March 21, 1991 to Declaration of Trust 9/
           (d) Amendment effective July 1, 1991 to Declaration of Trust 11/
           (e) Amendment effective April 6, 1992 to Declaration of Trust 14/
           (f) Amendment effective June 30, 1992 to Declaration of Trust 15/
           (g) Amendment effective July 20, 1995 to Declaration of Trust 19/
           (h) Amendment effective November 10, 1995 to Declaration of Trust 21/
      (2)  (a) By-Laws 1/
           (b) Amendment dated March 19, 1991 to By-Laws 9/
           (c) Amendment dated September 28, 1994 to By-Laws 18/
      (3)  Voting trust agreement - none
      (4)  Instruments defining the rights of holders of Registrant's shares of beneficial interest 17/
      (5)  Investment Advisory and Administration Contract 6/
      (6)  (a) Distribution Contract (Class A Shares) 16/
           (b) Distribution Contract (Class B Shares) 6/
           (c) Distribution Contract (Class C Shares) 1/
           (d) Distribution Contract (Class Y Shares) 21/
           (e) Exclusive Dealer Agreement (Class A Shares) 16/
           (f) Exclusive Dealer Agreement (Class B Shares) 16/
           (g) Exclusive Dealer Agreement (Class C Shares) 21/
           (h) Exclusive Dealer Agreement (Class Y Shares) 21/
      (7)  Bonus, profit sharing or pension plans - none
      (8)  Custodian Agreement 3/
      (9)  (a) Transfer Agency and Service Contract 8/
           (b) Service Contract 7/
      (10) (a) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to
               Class A, B and C shares 14/
           (b) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to
               Class Y shares of PaineWebber National Tax-Free Income Fund 19/
           (c) Opinion and consent of Kirkpatrick & Lockhart LLP with respect to
               Class Y shares of PaineWebber California Tax-Free Income Fund 21/
      (11) Other opinions, appraisals, rulings, and consents:
           (a) Independent Auditor's Consent (filed herewith)
           (b) Consent of Special Counsel with respect to California law (filed herewith)
      (12) Financial statements omitted from prospectus - none
      (13) Letter of investment intent 4/
      (14) Prototype Retirement Plan 5/
      (15) (a) Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) 11/
           (b) Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) 11/
           (c) Plan of Distribution pursuant to rule 12b-1 (Class C Shares) 15/









      (16) (a) Schedule for Computation of Performance Quotations for Class A
               shares of PaineWebber California Tax-Free Income Fund 9/
           (b) Schedule for Computation of Performance Quotations for Class B
               shares of PaineWebber California Tax-Free Income Fund 11/
           (c) Schedule for Computation of Performance Quotations for Class A
               shares of PaineWebber National Tax-Free Income Fund 12/
           (d) Schedule for Computation of Performance Quotations for Class B shares of PaineWebber National Tax-Free Income Fund 13/
           (e) Schedule for Computation of Performance Quotations for Class C
               shares of PaineWebber California Tax-Free Income Fund 15/
           (f) Schedule for Computation of Performance Quotations for Class C
               shares of PaineWebber National Tax-Free Income Fund 15/
           (g) Schedule for Computation of Performance Quotations for Class Y shares of PaineWebber National Tax-Free Income Fund 21/
 (17) and (27) Financial Data Schedule (filed herewith)
          (18) Plan pursuant to Rule 18f-3 22/

-------------

1/ Incorporated by reference from Post-Effective Amendment No. 3 to registration statement, SEC File No. 2-98149, filed January 30, 1987.

2/ Incorporated by reference from Post-Effective Amendment No. 6 to registration statement, SEC File No. 2-98149, filed March 31, 1988.

3/ Incorporated by reference from Post-Effective Amendment No. 5 to registration statement, SEC File No. 2-98149, filed February 1, 1988.

4/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 2-98149, filed August 30, 1985.

5/   Incorporated by reference from Post-Effective Amendment No. 20 of
     PaineWebber Managed Investments Trust, SEC File No. 2-91362, filed April 1,
     1992.

6/ Incorporated by reference from Post-Effective Amendment No. 7 to registration statement, SEC File No. 2-98149, filed March 31, 1989.

7/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 2-98149, filed March 30, 1990.

8/ Incorporated by reference from Post-Effective Amendment No. 9 to registration statement, SEC File No. 2-98149, filed February 1, 1991.

9/ Incorporated by reference from Post-Effective Amendment No. 10 to registration statement, SEC File No. 2-98149, filed March 28, 1991.

10/   Incorporated by reference from Post-Effective Amendment No. 11 to registration statement, SEC File No. 2-98149, filed April 29, 1991.

11/ Incorporated by reference from Post-Effective Amendment No. 12 to registration statement, SEC File No. 2-98149, filed March 31, 1992.

12/ Incorporated by reference from Post-Effective Amendment No. 20 to registration statement of PaineWebber Managed Municipal Trust, SEC File No.
     2-89016, filed March 28, 1991.









13/ Incorporated by reference from Post-Effective Amendment No. 23 to registration statement of PaineWebber Managed Municipal Trust, SEC File No.
     2-89016, filed March 31, 1992.

14/ Incorporated by reference from Post-Effective Amendment No. 13 to registration statement of PaineWebber Mutual Fund Trust, SEC File
     No.2-98149, filed April 29, 1992.

15/ Incorporated by reference from Post-Effective Amendment No. 14 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed April 1, 1993.

16/ Incorporated by reference from Post-Effective Amendment No. 16 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed July 1, 1994.

17/  Incorporated by reference from Articles III, VIII, IX, X and XI of
     Registrant's Declaration of Trust, as amended effective January 28, 1988,
     March 21, 1991, July 1, 1991, April 6, 1992, June 30, 1992, July 20, 1995,
     and November 10, 1995, and from Articles II, VII, X of the Registrant's
     By-Laws, as amended September 28, 1994.

18/ Incorporated by reference from Post-Effective Amendment No. 17 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed June 30, 1995.

19/ Incorporated by reference from Post-Effective Amendment No. 18 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed August 31, 1995.

20/ Incorporated by reference from Post-Effective Amendment No. 20 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed April 25, 1996.

21/ Incorporated by reference from Post-Effective Amendment No. 21 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed July 1, 1996.

22/ Incorporated by reference from Post-Effective Amendment No. 22 to registration statement of PaineWebber Mutual Fund Trust, SEC File No.
     2-98149, filed September 23, 1996.




                              STATEMENT OF DIFFERENCES
                              ------------------------

The copyright symbol shall be expressed as............................... 'c'
The registered trademark symbol shall be expressed as.................... 'r'
The dagger symbol shall be expressed as.................................. 'D'
The service mark symbol shall be expressed as............................ 'sm'
Characters normally expressed as superscript shall be preceded by........ 'pp'
The trademark symbol shall be expressed as............................... 'tm'





